    As filed with the Securities and Exchange Commission on October 30, 2009

                                                      Registration Nos. 33-54126
                                                                       811-07332

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                         Pre-Effective Amendment No.                         |_|

                       Post-Effective Amendment No. 78                       |X|

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |X|

                              Amendment No. 82                               |X|

                                   ----------

                         BARCLAYS GLOBAL INVESTORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                400 Howard Street
                             San Francisco, CA 94105
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 1-877-244-1544

                                   ----------

                     c/o State Street Bank and Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                     (Name and Address of Agent for Service)

                                   ----------

                                 With a copy to:

                                Leonard A. Pierce
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately upon filing pursuant to paragraph (b)

|_|  on __ pursuant to paragraph (b)

|X|  60 days after filing pursuant to paragraph (a)(1)

|_|  on __ pursuant to paragraph (a)(1) of Rule 485

|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

[GRAPHIC APPEARS HERE]



--------------------------------------------------------------------------------

Subject to completion October 30, 2009


Prospectus
______, 2009

LIFEPATH(Reg. TM) PORTFOLIOS
CLASS R-1 SHARES

LifePath(Reg. TM) Retirement
LifePath 2020(Reg. TM)
LifePath 2030(Reg. TM)
LifePath 2040(Reg. TM)
LifePath(Reg. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES DESCRIBED HEREIN MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.


LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.

[GRAPHIC APPEARS HERE]

Table of Contents

            Overview..............................................      1
            Investment Objectives.................................      3
            Summary of Principal Investment Strategies............      4
            Summary of Principal Risk Factors.....................      5
            Investment Returns....................................      6
            Fees and Expenses.....................................     11
            A Further Discussion of Principal Investment
            Strategies............................................     13
            A Further Discussion of Principal Risk Factors........     22
            Management of the LifePath Portfolios.................     26
            Shareholder Information...............................     28
            Financial Highlights..................................     33
            Disclaimers...........................................     38

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                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Overview


INTRODUCTION

The LifePath Portfolios/1/ are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.



WHICH LIFEPATH PORTFOLIO TO CONSIDER


The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?



The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.



For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2024, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.





-------

(1)For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Shareholder Information - Master/Feeder Mutual Fund Structure" in this Prospectus.


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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK



[GRAPHIC APPEARS HERE]




NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.



The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.


In making your investment decision, you should keep in mind:


[] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.


If you are willing to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.



--------------------------------------------------------------------------------
     2  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives


EACH LIFEPATH PORTFOLIO HAS A DISTINCT INVESTMENT OBJECTIVE:

   [] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

   [] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

   [] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

   [] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

   [] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.
    ----------------------------------------------------------------------------

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.



INVESTMENT TIME HORIZONS



Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given an investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments; in other words, the time when they will cease making new contributions to their investments. For many LifePath investors, their time horizon is tied to the date that they plan to retire and begin gradually utilizing their investment to support themselves in retirement. For other LifePath investors, their time horizon may represent the date when they plan to make substantial withdrawals for another purpose, such as a major purchase.



As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, as described in its investment objective above, which affects the targeted risk level of that LifePath Portfolio and, in turn, its asset allocation.



The allocations for the LifePath Retirement Portfolio reflect the expectation that investors in or near retirement, or otherwise seeking current income, are willing to take some risk of loss of their investment in hopes of achieving moderate long term growth of capital.



You should carefully consider the asset allocation and risks of each LifePath Portfolio before deciding whether to invest.


--------------------------------------------------------------------------------
                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.


[] LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of September 30, 2009, the LifePath Retirement Portfolio held approximately 39% of its assets in Underlying Funds that invest primarily in equity securities, 61% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio's risk profile.

[] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of September 30, 2009, the LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of September 30, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of September 30, 2009, the LifePath 2040 Portfolio held approximately 88% of its assets in Underlying Funds that invest primarily in equity securities, 12% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of September 30, 2009, the LifePath 2050 Portfolio held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.


When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase, the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios' Board of Trustees, they may be merged into a single fund.



--------------------------------------------------------------------------------
     4  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors


As with any investment, your investment in the LifePath Portfolios could lose money or the LifePath Portfolios' performance could trail that of other investments. Even the LifePath Retirement Portfolio is subject to the risk of loss.



EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.



The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.



The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.



Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.



The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.



The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BGFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.



The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.



Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.



Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.



--------------------------------------------------------------------------------
                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.



An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




Investment Returns


TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. Although Class I Shares are not offered in this Prospectus, the returns for Class I Shares are provided herein because the Class R-1 Shares offered in this Prospectus are expected to have substantially similar annual returns since the Class I Shares are invested in the same Master Portfolios. ANNUAL RETURNS FOR THE CLASS R-1 SHARES WOULD DIFFER FROM ANNUAL RETURNS FOR THE CLASS I SHARES BECAUSE THE CLASS R-1 SHARES HAVE HIGHER EXPENSES THAN THE CLASS I SHARES. The bar charts show the returns for Class I of each LifePath Portfolio for each of the last ten calendar years. The average annual total return table compares the average annual total returns (before and after taxes) of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for Class I Shares of each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for Class I Shares of each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.



How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.



LIFEPATH RETIREMENT PORTFOLIO - CLASS I



                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)


[GRAPHIC APPEARS HERE]





1999      4.85%
2000      4.73%
2001      3.60%
2002     -2.70%
2003     11.95%
2004      6.35%
2005      4.32%
2006      8.80%
2007      4.50%
2008    -15.04%



The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -7.80% in the 4th quarter of 2008.



--------------------------------------------------------------------------------
     6  BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2020 PORTFOLIO - CLASS I



                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)


[GRAPHIC APPEARS HERE]





1999     14.12%
2000     -3.74%
2001     -6.42%
2002    -12.59%
2003     20.61%
2004      9.27%
2005      6.54%
2006     13.01%
2007      3.34%
2008    -25.42%



The best calendar quarter return during the years shown above was 11.35% in the 2nd quarter of 2003; the worst was -14.21% in the 4th quarter of 2008.



LIFEPATH 2030 PORTFOLIO - CLASS I



                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)


[GRAPHIC APPEARS HERE]





1999      16.85%
2000      -5.65%
2001      -9.94%
2002     -15.73%
2003      23.86%
2004      10.78%
2005       7.63%
2006      15.12%
2007       2.64%
2008     -31.03%



The best calendar quarter return during the years shown above was 13.45% in the 2nd quarter of 2003; the worst was -17.90% in the 4th quarter of 2008.



--------------------------------------------------------------------------------
                                                                              7

LIFEPATH 2040 PORTFOLIO - CLASS I



                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)


[GRAPHIC APPEARS HERE]





1999     21.38%
2000     -9.71%
2001    -13.41%
2002    -18.73%
2003     27.64%
2004     11.43%
2005      8.24%
2006     16.97%
2007      2.03%
2008    -35.40%



The best calendar quarter return during the years shown above was 16.35% in the 4th quarter of 1999; the worst was -20.80% in the 4th quarter of 2008.



LIFEPATH 2050 PORTFOLIO - CLASS I


The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full calendar year of operations, it does not disclose its performance history in this Prospectus.



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     8  BARCLAYS GLOBAL INVESTORS FUNDS

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2008
                               CLASS I SHARES(1)

                                                                                                                       SINCE
                                                                                    1 YEAR     5 YEARS   10 YEARS   INCEPTION(2)
                                                                                 ------------ --------- ---------- -------------
LIFEPATH RETIREMENT PORTFOLIO
  Return Before Taxes                                                                -15.04%     1.40%      2.88%        4.76%
  Return After Taxes on Distributions(3)                                             -15.87%     0.18%      1.43%        3.13%
  Return After Taxes on Distributions and Sale of Fund Shares(3)                      -9.55%     0.71%      1.76%        3.24%
LifePath Retirement Portfolio Custom Benchmark(4)(5)                                 -14.53%     2.42%      3.91%        5.83%
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes                                                                -25.42%     0.28%      0.95%        5.73%
  Return After Taxes on Distributions(3)                                             -25.86%    -0.41%     -0.01%        4.53%
  Return After Taxes on Distributions and Sale of Fund Shares(3)                     -16.11%     0.10%      0.49%        4.50%
LifePath 2020 Portfolio Custom Benchmark(4)(5)                                       -25.39%     1.13%      2.01%        6.25%
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes                                                                -31.03%    -0.57%      0.07%        5.77%
  Return After Taxes on Distributions(3)                                             -31.31%    -1.42%     -1.07%        4.52%
  Return After Taxes on Distributions and Sale of Fund Shares(3)                     -19.77%    -0.47%     -0.15%        4.68%
LifePath 2030 Portfolio Custom Benchmark(4)(5)                                       -31.34%     0.12%      1.03%        5.99%
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes                                                                -35.40%    -1.44%     -0.88%        5.72%
  Return After Taxes on Distributions(3)                                             -35.58%    -1.80%     -1.60%        4.79%
  Return After Taxes on Distributions and Sale of Fund Shares(3)                     -22.63%    -1.12%     -0.79%        4.81%
LifePath 2040 Portfolio Custom Benchmark(4)(5)                                       -36.01%    -0.80%      0.14%        5.90%
LIFEPATH 2050 PORTFOLIO
  Return Before Taxes                                                                N/A         N/A       N/A         -32.18%
  Return After Taxes on Distributions(3)                                             N/A         N/A       N/A         -32.27%
  Return After Taxes on Distributions and Sale of Fund Shares(3)                     N/A         N/A       N/A         -20.81%
LifePath 2050 Portfolio Custom Benchmark(4)(5)                                       N/A         N/A       N/A         -32.47%
S&P 1500 Index(5)                                                                    -36.72%    -1.89%     -0.76%       N/A
Barclays Capital U.S. Aggregate Bond Index(5)                                          5.24%     4.65%      5.63%       N/A
MSCI All Country World Index ex US IMI Index(5)                                      -45.98%     2.62%      2.26%       N/A
MSCI All Country World Index ex USA(5)                                               -45.53%     2.56%      1.90%       N/A
Citigroup 3-Month Treasury Bill Index(5)                                               1.81%     3.10%      3.30%       N/A
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index
(Series-L)(5)                                                                         -2.35%     4.07%      6.79%       N/A
FTSE EPRA/NAREIT Global Real Estate Index(5)                                         -47.72%     1.96%     N/A          N/A
Cohen & Steers Realty Majors Index(5)                                                -40.93%     1.17%     N/A          N/A

-------
  (1) Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.
  (2) The inception date of the Class I Shares of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is March 1, 1994. The inception date of the Class I Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the


--------------------------------------------------------------------------------
                                                                              9

   Class I Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994.
   The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.
  (3) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.
  (4) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index(Reg. TM), S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.
  (5)   Reflects no deductions for fees, expenses or taxes.


BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.



--------------------------------------------------------------------------------
     10                                        BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses


The table below describes the fees and expenses that you may pay if you buy and hold Class R-1 Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class R-1 Shares that would be in addition to the fees and expenses shown here.



The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class R-1 Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:



     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)



                                                     LIFEPATH     LIFEPATH    LIFEPATH    LIFEPATH   LIFEPATH
                                                    RETIREMENT      2020        2030        2040       2050
                                                     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                   ------------ ----------- ----------- ----------- ----------
Management fees(1)                                      0.35%       0.35%       0.35%       0.35%       0.35%
Distribution (12b-1) fees                               0.25%       0.25%       0.25%       0.25%       0.25%
Other expenses (Administration fees; Independent        0.76%       0.75%       0.76%       0.76%       0.76%
 Expenses(2))
Acquired fund fees and expenses (Underlying             0.34%       0.35%       0.35%       0.35%       0.42%
 Funds)(3)
Total annual class operating expenses(1)(2)(3)          1.70%       1.70%       1.71%       1.71%       1.78%
Less fee waivers and/or expense                         0.35%       0.35%       0.36%       0.36%       0.43%
 reimbursements(1)(2)
Net expenses(1)(2)(4)                                   1.35%       1.35%       1.35%       1.35%       1.35%

-------
  (1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2011 (the "contractual waiver").
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class R-1 Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class R-1 Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.
  (3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.
  (4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

--------------------------------------------------------------------------------
                                                                             11

EXAMPLE


The example below is intended to help you compare the cost of investing in Class R-1 Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class R-1 Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect until April 30, 2011.



THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:




                                     1 YEAR       3 YEARS         5 YEARS         10 YEARS
                                    --------     ---------     -------------     ---------
LifePath Retirement Portfolio         $137          $502            $890         $1,979
LifePath 2020 Portfolio               $137          $502            $890         $1,979
LifePath 2030 Portfolio               $137          $504            $894         $1,989
LifePath 2040 Portfolio               $137          $504            $894         $1,989
LifePath 2050 Portfolio               $137          $518            N/A             N/A


--------------------------------------------------------------------------------
     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Investment Strategies


INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").



The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds, which typically offer reduced risk of loss and less price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.



For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, almost all of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds.



In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.



THE UNDERLYING FUNDS


Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on



--------------------------------------------------------------------------------
                                                                             13
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.


The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.



The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.



Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:



ACTIVE STOCK MASTER PORTFOLIO


Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's S&P 500 Index(Reg. TM). BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.




COREALPHA BOND MASTER PORTFOLIO


Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.



BGIF INSTITUTIONAL MONEY MARKET FUND


Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.



--------------------------------------------------------------------------------
     14                                        BARCLAYS GLOBAL INVESTORS FUNDS
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.


UNDERLYING ISHARES FUNDS


In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.



ISHARES S&P 500 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index(Reg. TM). The S&P 500 Index(Reg. TM) measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.



ISHARES S&P MIDCAP 400 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 IndexTM. The S&P MidCap 400TM Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 IndexTM have a market capitalization between $750 million and $3.3 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.



ISHARES S&P SMALLCAP 600 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 IndexTM. The S&P SmallCap 600 IndexTM measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 IndexTM have a market capitalization between $200 million and $1 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.



ISHARES S&P NATIONAL AMT-FREE MUNICIPAL BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National AMT-Free Municipal Bond Index. The S&P National AMT-Free Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2009, there were 8,079 issues in the S&P National AMT-Free Municipal Bond Index.



ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM. The S&P North American Natural Resources Sector IndexTM measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.



ISHARES RUSSELL MIDCAP INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-capitalization sector of the



--------------------------------------------------------------------------------
                                                                             15

U.S. equity market. The Russell Midcap Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(Reg. TM) Index.


ISHARES RUSSELL 2000 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000 Index. The Russell 2000 Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000 Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(Reg. TM) Index.



ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index. Within the REIT market, the Cohen & Steers Index is diversified across property sectors that represent the current market.




ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand and Singapore). As of May 29, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.



ISHARES MSCI CANADA INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.



ISHARES MSCI EAFE INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.



ISHARES MSCI EAFE SMALL CAP INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending



--------------------------------------------------------------------------------
     16                                        BARCLAYS GLOBAL INVESTORS FUNDS
on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.


ISHARES MSCI EMERGING MARKETS INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets invested in shares of other iShares funds.



ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.



ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.



ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.



ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.



ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.



--------------------------------------------------------------------------------
                                                                             17

ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.



ISHARES BARCLAYS AGGREGATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Capital Index"). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.



ISHARES BARCLAYS CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.



ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.



ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.



ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.



--------------------------------------------------------------------------------
     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES BARCLAYS MBS BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities issued by the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.



ISHARES BARCLAYS SHORT TREASURY BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.



ISHARES BARCLAYS TIPS BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."



ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.



ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(Reg. TM) $ Liquid High Yield Index. The iBoxx(Reg. TM) $ Liquid High Yield Index is a rules-based index consisting of the liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(Reg. TM) $ Liquid High Yield Index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market. The iBoxx(Reg. TM) $ Liquid High Yield Index is a modified market value weighted index. There is no limit to the number of issues in the iBoxx(Reg. TM) $ Liquid High Yield Index, but as of June 30, 2009, the iBoxx(Reg. TM) $ Liquid High Yield Index included approximately 281 constituents. Certain methodology changes took effect at the iBoxx(Reg. TM) $ Liquid High Yield Index's June 30, 2009, rebalancing, and weighting adjustments are expected to be completed over a six-month period.



The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of September 30, 2009. BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time:



--------------------------------------------------------------------------------
                                                                             19

                               UNDERLYING FUNDS
                           (as of September 30, 2009)


                                                    LIFEPATH     LIFEPATH    LIFEPATH    LIFEPATH   LIFEPATH
                                                   RETIREMENT      2020        2030        2040       2050
                                                    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                  ------------ ----------- ----------- ----------- ----------
CAPITAL GROWTH
Master Investment Portfolio-Active Stock Master       18.68%       30.27%      38.00%      44.22%     47.70%
 Portfolio
iShares S&P MidCap 400 Index Fund                      4.92%        5.85%       6.53%       7.11%      8.70%
iShares S&P SmallCap 600 Index Fund                    2.38%        2.81%       3.15%       3.48%      4.13%
iShares MSCI EAFE Index Fund                           6.76%       10.51%      13.08%      15.13%     17.13%
iShares Cohen & Steers Realty Majors Index Fund        0.60%        1.84%       2.67%       3.43%      3.78%
iShares FTSE EPRA/NAREIT Developed Real                1.04%        3.28%       4.72%       6.04%      7.18%
 Estate ex-U.S. Index Fund
iShares MSCI Emerging Markets Index Fund               2.37%        3.54%       4.41%       5.12%      5.74%
iShares MSCI Canada Index Fund                         0.82%        1.20%       1.47%       1.71%      1.90%
iShares MSCI EAFE Small Cap Index Fund                 0.93%        1.37%       1.67%       1.93%      2.21%
CAPITAL GROWTH AND INCOME
Master Investment Portfolio-CoreAlpha Bond            52.29%       33.64%      20.91%      10.42%      0.89%
 Master Portfolio
iShares Barclays TIPS Bond Fund                        8.90%        5.47%       3.18%       1.22%     N/A
INCOME
BGIF Institutional Money Market Fund SL Agency         0.31%        0.22%       0.21%       0.19%      0.64%
 Shares

-------
Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "S&P 500 Index(Reg. TM)," "S&P MidCap 400 IndexTM," "S&P SmallCap 600 IndexTM," "S&P National AMT-Free Municipal Bond Index," and "the S&P North American Natural Resources Sector IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

"International Index Company Limited" and "iBoxx(Reg. TM) $ Liquid High Yield Index" are trademarks of IIC licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Barclays Capital Inc.," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Bank PLC and have been licensed for use for certain purposes by BGI. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit


--------------------------------------------------------------------------------
     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital Inc. ("Barclays Capital"), and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital, which is an affiliate of, and a separate legal entity from, BGI and BGFA. Neither BGI nor BGFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(Reg. TM) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.


--------------------------------------------------------------------------------
                                                                             21

A Further Discussion of Principal Risk Factors


In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:



GENERAL


The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.



GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS



EQUITY SECURITIES MARKET RISKS


The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.



BOND INVESTMENT RISKS


The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.



CREDIT RISK


Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.



INTEREST RATE RISK


Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to



--------------------------------------------------------------------------------
     22                                        BARCLAYS GLOBAL INVESTORS FUNDS
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.


HIGH YIELD SECURITIES RISK


High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.



High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.



NON-U.S. SECURITIES RISKS


Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:


[] Lower levels of liquidity and market efficiency;

[] Greater securities price volatility;

[] Exchange rate fluctuations and exchange controls;

[] Less availability of public information about issuers;

[] Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[] Higher transaction and custody costs and delays in settlement procedures;

[] Difficulties in enforcing contractual obligations;

[] Substantial government involvement in the economy;

[] Higher rates of inflation;

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[] Lower levels of regulation of the securities markets;

[] Different accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, director's fiduciary duties and liabilities and stockholder's rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.


Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments



--------------------------------------------------------------------------------
                                                                             23

(European and Global Depositary Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.


EMERGING MARKETS RISK


Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.



MODEL RISK


Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.



REAL ESTATE INVESTMENT RISK


Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.



DERIVATIVES


Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



PASSIVE INVESTMENT RISK


Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.



SECURITY SELECTION RISK


For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.



SECURITIES LENDING RISK


The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BGI acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BGFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.



--------------------------------------------------------------------------------
     24                                        BARCLAYS GLOBAL INVESTORS FUNDS

CONCENTRATION RISK


To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.



MARKET TRADING RISKS


The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.



TRACKING ERROR RISK


Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause "tracking error," which is measured as the divergence of the Underlying iShares Fund's performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.



FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.



--------------------------------------------------------------------------------
                                                                             25

Management of the LifePath Portfolios


INVESTMENT ADVISER


Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.



For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2011.



BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of September 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.85 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.



A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the six-month period ending June 30.



PORTFOLIO MANAGERS


Dagmar Nikles, Leslie Gambon and Alan Mason (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.



Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.



Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio



--------------------------------------------------------------------------------
     26                                        BARCLAYS GLOBAL INVESTORS FUNDS
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.


Mr. Mason is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the LifePath Master Portfolios since September 2009. Mr. Mason is responsible for multi-asset class solutions for institutional clients. Since 1991, Mr. Mason has served a variety of roles at BGFA and BGI, including eight years devoted to the development of transition management products.



The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.



ADMINISTRATIVE SERVICES


BGI provides the following services, among others, as the LifePath Portfolios' administrator:


     [] Supervise the LifePath Portfolios' administrative operations;

     [] Provide or cause to be provided management reporting and treasury administration services;

     [] Financial reporting;

     [] Legal, blue sky and tax services;

     [] Preparation of proxy statements and shareholder reports; and

   [] Engaging and supervising shareholder servicing agents such as Servicing and Processing Agents (the "Shareholder Servicing Agents") on behalf of the LifePath Portfolios.


BGI is entitled to receive fees for these services at the annual rate of 0.75% of the average daily net assets of the Class R-1 Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.



The Shareholder Servicing Agents service individual and omnibus LifePath Portfolio accounts pursuant to agreements with the LifePath Portfolios and/or BGI. In addition to serving as agents of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.



BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the LifePath Portfolios' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. In addition, BGFA and/or BGI pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with a LifePath Portfolio's shares. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI. The LifePath Portfolios' distributor may also pay certain Shareholder Servicing Agents or intermediaries for such services from its own resources, which generally come directly or indirectly from fees paid by BGI.



--------------------------------------------------------------------------------
                                                                             27

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the LifePath Portfolios' shareholder servicing arrangements can be found in the LifePath Portfolios' SAI, which is available upon request.



DISTRIBUTION PLAN


The LifePath Portfolios have adopted a Distribution Plan applicable to Class R-1 Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Class R-1 and Class R are the only classes that have a Distribution Plan. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The Rule 12b-1 fees are paid out of Class R-1's assets. Over time, these fees will increase the cost of your investment in Class R-1 Shares and may cost you more than paying other types of sales arrangements. The Rule 12b-1 fees are paid at an annual rate of 0.25% of the average daily net assets of the Class R-1 Shares of the relevant LifePath Portfolios.




Shareholder Information


WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class R-1 Shares, you must:


[] Invest through an employer-sponsored or individual retirement savings plan;

[] Invest the proceeds rolled over from such retirement savings plan into an IRA; or

[] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios' Shareholder Servicing Agents.


The LifePath Portfolios offer other classes of shares (Class I Shares, Class R Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class I Shares, Class R Shares and Class S Shares prospectuses for more information.



In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.



Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class R-1 Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.



HOW TO BUY SHARES


[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

--------------------------------------------------------------------------------
     28                                        BARCLAYS GLOBAL INVESTORS FUNDS

[] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

[] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.


You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.



Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.



Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.



HOW TO SELL SHARES


[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.


You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.



The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.



In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.



Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.



--------------------------------------------------------------------------------
                                                                             29

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE


Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.



Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.



LIFEPATH PORTFOLIO DISTRIBUTIONS


The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class R-1 Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.



FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES


Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").



Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.



The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.



The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.



BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The



--------------------------------------------------------------------------------
     30                                        BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.


TAXES


The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.



Distributions from your LifePath Portfolio's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.



Distributions from the LifePath Portfolios generally are taxable as follows:




DISTRIBUTION TYPE               TAX STATUS
------------------------------- --------------------------------
Qualified dividend income...... Qualified dividend income(1)(2)
Other income................... Ordinary income(2)
Short-term capital gain........ Ordinary income
Long-term capital gain......... Long-term capital gain(3)

-------
  (1) If you are an individual, your distributions attributable to the LifePath Portfolio's qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
  (2) A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.
  (3) An individual's net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.



In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:




TRANSACTION                                        TAX STATUS
-------------------------------------------------- --------------------------------
You sell shares owned for more than one year...... Long-term capital gain or loss
You sell shares owned for one year or less........ Short-term capital gain or loss

If you buy a LifePath Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.



--------------------------------------------------------------------------------
                                                                             31

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.



In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.



TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING LIFEPATH PORTFOLIO SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON LIFEPATH PORTFOLIO DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF LIFEPATH PORTFOLIO SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE


The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.



FEEDER FUND EXPENSES


Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.



FEEDER FUND RIGHTS


Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.



FUND OF FUNDS


The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.



--------------------------------------------------------------------------------
     32                                        BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights





The financial tables in this section are intended to help investors understand the financial performance of the Class I Shares of each LifePath Portfolio for the past five years or, if shorter, the period of the LifePath Portfolio's operations. Certain information reflects financial results for a single Class I Share of each LifePath Portfolio. FINANCIAL PERFORMANCE FOR THE CLASS R-1 SHARES WOULD DIFFER FROM THE FINANCIAL PERFORMANCE FOR THE CLASS I SHARES BECAUSE THE CLASSES HAVE DIFFERENT EXPENSES. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class I Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information for the period ended June 30, 2009, is unaudited; all other information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.



LIFEPATH RETIREMENT PORTFOLIO - CLASS I SHARES


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                SIX
                                            MONTHS ENDED
                                           JUN. 30, 2009     YEAR ENDED
                                            (UNAUDITED)    DEC. 31, 2008
                                          --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD        $    9.42        $   11.46
                                            ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.14             0.37
Net realized and unrealized gain (loss)          0.34           ( 2.06)
                                            ---------        ---------
TOTAL FROM INVESTMENT OPERATIONS                 0.48           ( 1.69)
                                            ---------        ---------
LESS DISTRIBUTIONS FROM:
Net investment income                           (0.17)          ( 0.31)
Net realized gain                                   -           ( 0.04)
                                            ---------        ---------
TOTAL DISTRIBUTIONS                             (0.17)          ( 0.35)
                                            ---------        ---------
NET ASSET VALUE, END OF PERIOD              $    9.73        $    9.42
                                            =========        =========
TOTAL RETURN                                     5.04%(a)       (15.04)%
                                            =========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)            $ 108,539        $  92,717
Ratio of expenses to average net
 assets(b)(c)                                    0.77%            0.76%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.11%            1.11%
Ratio of net investment income to
 average net assets(b)(c)                        3.25%            3.29%
Portfolio turnover rate(d)                          4%              11%



                                             YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                           DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                                          --------------- --------------- --------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 11.59          $ 11.22         $ 11.18        $ 11.03
                                             -------          -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.39            0.39            0.30           0.20
Net realized and unrealized gain (loss)         0.12            0.58            0.17           0.49
                                             -------          -------         -------        -------
TOTAL FROM INVESTMENT OPERATIONS                0.51            0.97            0.47           0.69
                                             -------          -------         -------        -------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.37)         ( 0.39)         ( 0.33)        ( 0.24)
Net realized gain                              ( 0.27)         ( 0.21)         ( 0.10)        ( 0.30)
                                             --------         -------         -------        -------
TOTAL DISTRIBUTIONS                            ( 0.64)         ( 0.60)         ( 0.43)        ( 0.54)
                                             --------         -------         -------        -------
NET ASSET VALUE, END OF PERIOD               $ 11.46          $ 11.59         $ 11.22        $ 11.18
                                             ========         =======         =======        =======
TOTAL RETURN                                     4.50%           8.80%           4.32%          6.35%
                                             ========         =======         =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)             $136,923         $91,518         $99,349        $90,871
Ratio of expenses to average net
 assets(b)(c)                                    0.77%           0.78%           0.81%          0.82%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.12%           1.13%           1.15%          1.10%
Ratio of net investment income to
 average net assets(b)(c)                        3.43%           3.28%           2.72%          1.92%
Portfolio turnover rate(d)                          6%             10%             11%           138%

-------
 (a)        Not annualized.
 (b) These ratios include net expenses charged to the corresponding Master Portfolio.
 (c)        Annualized for periods of less than one year.
 (d) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             33

LIFEPATH 2020 PORTFOLIO - CLASS I SHARES


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                SIX
                                            MONTHS ENDED
                                           JUN. 30, 2009     YEAR ENDED
                                            (UNAUDITED)    DEC. 31, 2008
                                          --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   12.32        $  16.98
                                            ---------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.16            0.44
Net realized and unrealized gain (loss)          0.50          ( 4.67)
                                            ---------        --------
TOTAL FROM INVESTMENT OPERATIONS                 0.66          ( 4.23)
                                            ---------        --------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.26)         ( 0.31)
Net realized gain                                   -          ( 0.12)
                                            ---------        --------
TOTAL DISTRIBUTIONS                            ( 0.26)         ( 0.43)
                                            ---------        --------
NET ASSET VALUE, END OF PERIOD              $   12.72        $  12.32
                                            =========        ========
TOTAL RETURN                                     5.50%(a)      (25.42)%
                                            =========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)            $ 528,498        $432,717
Ratio of expenses to average net
 assets(b)(c)                                    0.72%           0.73%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.06%           1.07%
Ratio of net investment income to
 average net assets(b)(c)                        2.97%           2.65%
Portfolio turnover rate(d)                          5%             13%



                                             YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                           DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                                          --------------- --------------- --------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 17.48         $ 15.85         $ 15.19         $ 14.13
                                             -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.45            0.40            0.30            0.21
Net realized and unrealized gain (loss)         0.14            1.64            0.68            1.09
                                             -------         -------         -------         -------
TOTAL FROM INVESTMENT OPERATIONS                0.59            2.04            0.98            1.30
                                             -------         -------         -------         -------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.44)         ( 0.41)         ( 0.32)         ( 0.24)
Net realized gain                              ( 0.65)              -               -               -
                                             --------        --------        --------        --------
TOTAL DISTRIBUTIONS                            ( 1.09)         ( 0.41)         ( 0.32)         ( 0.24)
                                             --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD               $ 16.98         $ 17.48         $ 15.85         $ 15.19
                                             ========        ========        ========        ========
TOTAL RETURN                                     3.34%          13.01%           6.54%           9.27%
                                             ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)             $781,519        $598,633        $578,497        $446,486
Ratio of expenses to average net
 assets(b)(c)                                    0.74%           0.75%           0.78%           0.79%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.08%           1.08%           1.12%           1.07%
Ratio of net investment income to
 average net assets(b)(c)                        2.52%           2.37%           2.01%           1.49%
Portfolio turnover rate(d)                          7%             16%             17%            140%

-------
 (a)        Not annualized.
 (b) These ratios include net expenses charged to the corresponding Master Portfolio.
 (c)        Annualized for periods of less than one year.
 (d) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
     34                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS I SHARES


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                SIX
                                            MONTHS ENDED
                                           JUN. 30, 2009     YEAR ENDED
                                            (UNAUDITED)    DEC. 31, 2008
                                          --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   10.92        $  16.19
                                            ---------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.13            0.35
Net realized and unrealized gain (loss)          0.47          ( 5.29)
                                            ---------        --------
TOTAL FROM INVESTMENT OPERATIONS                 0.60          ( 4.94)
                                            ---------        --------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.21)         ( 0.25)
Net realized gain                                   -          ( 0.08)
                                            ---------        --------
TOTAL DISTRIBUTIONS                            ( 0.21)         ( 0.33)
                                            ---------        --------
NET ASSET VALUE, END OF PERIOD              $   11.31        $  10.92
                                            =========        ========
TOTAL RETURN                                     5.62%(a)      (31.03)%
                                            =========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)            $ 401,445        $315,028
Ratio of expenses to average net
 assets(b)(c)                                    0.70%           0.72%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.04%           1.06%
Ratio of net investment income to
 average net assets(b)(c)                        2.82%           2.29%
Portfolio turnover rate(d)                          6%             13%



                                             YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                           DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                                          --------------- --------------- --------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 16.90         $ 15.39         $ 14.87         $ 14.13
                                             -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.34            0.32            0.24            0.19
Net realized and unrealized gain (loss)         0.11            1.99            0.88            1.32
                                             -------         -------         -------         -------
TOTAL FROM INVESTMENT OPERATIONS                0.45            2.31            1.12            1.51
                                             -------         -------         -------         -------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.35)         ( 0.36)         ( 0.26)         ( 0.19)
Net realized gain                              ( 0.81)         ( 0.44)         ( 0.34)         ( 0.58)
                                             --------        --------        --------        --------
TOTAL DISTRIBUTIONS                            ( 1.16)         ( 0.80)         ( 0.60)         ( 0.77)
                                             --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD               $ 16.19         $ 16.90         $ 15.39         $ 14.87
                                             ========        ========        ========        ========
TOTAL RETURN                                     2.64%          15.12%           7.63%          10.78%
                                             ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)             $564,348        $408,564        $352,800        $265,166
Ratio of expenses to average net
 assets(b)(c)                                    0.73%           0.74%           0.76%           0.78%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.07%           1.08%           1.10%           1.06%
Ratio of net investment income to
 average net assets(b)(c)                        2.10%           1.95%           1.69%           1.37%
Portfolio turnover rate(d)                          7%             22%             24%            138%

-------
 (a)        Not annualized.
 (b) These ratios include net expenses charged to the corresponding Master Portfolio.
 (c)        Annualized for periods of less than one year.
 (d) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             35

LIFEPATH 2040 PORTFOLIO - CLASS I SHARES


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                SIX
                                            MONTHS ENDED
                                           JUN. 30, 2009     YEAR ENDED
                                            (UNAUDITED)    DEC. 31, 2008
                                          --------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   12.88        $  20.32
                                            ---------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.14            0.35
Net realized and unrealized gain (loss)          0.56          ( 7.45)
                                            ---------        --------
TOTAL FROM INVESTMENT OPERATIONS                 0.70          ( 7.10)
                                            ---------        --------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.23)         ( 0.26)
Net realized gain                                   -          ( 0.08)
                                            ---------        --------
TOTAL DISTRIBUTIONS                            ( 0.23)         ( 0.34)
                                            ---------        --------
NET ASSET VALUE, END OF PERIOD              $   13.35        $  12.88
                                            =========        ========
TOTAL RETURN                                     5.58%(a)      (35.40)%
                                            =========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)            $ 331,149        $248,491
Ratio of expenses to average net
 assets(b)(c)                                    0.68%           0.69%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.03%           1.04%
Ratio of net investment income to
 average net assets(b)(c)                        2.70%           2.02%
Portfolio turnover rate(d)                          5%             14%



                                             YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                           DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                                          --------------- --------------- --------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD         $ 20.90         $ 18.18         $ 17.03         $ 15.47
                                             -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.34            0.31            0.21            0.21
Net realized and unrealized gain (loss)         0.08            2.76            1.18            1.55
                                             -------         -------         -------         -------
TOTAL FROM INVESTMENT OPERATIONS                0.42            3.07            1.39            1.76
                                             -------         -------         -------         -------
LESS DISTRIBUTIONS FROM:
Net investment income                          ( 0.35)         ( 0.35)         ( 0.24)         ( 0.20)
Net realized gain                              ( 0.65)              -               -               -
                                             --------        --------        --------        --------
TOTAL DISTRIBUTIONS                            ( 1.00)         ( 0.35)         ( 0.24)         ( 0.20)
                                             --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD               $ 20.32         $ 20.90         $ 18.18         $ 17.03
                                             ========        ========        ========        ========
TOTAL RETURN                                     2.03%          16.97%           8.24%          11.43%
                                             ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)             $383,391        $278,716        $221,359        $125,063
Ratio of expenses to average net
 assets(b)(c)                                    0.72%           0.73%           0.76%           0.78%
Ratio of expenses to average net assets
 prior to expense reductions(c)                  1.06%           1.07%           1.09%           1.06%
Ratio of net investment income to
 average net assets(b)(c)                        1.71%           1.62%           1.45%           1.15%
Portfolio turnover rate(d)                          8%             29%             38%            147%

-------
 (a)        Not annualized.
 (b) These ratios include net expenses charged to the corresponding Master Portfolio.
 (c)        Annualized for periods of less than one year.
 (d) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
     36                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2050 PORTFOLIO - CLASS I SHARES


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                   SIX
                                                                               MONTHS ENDED         PERIOD FROM
                                                                              JUN. 30, 2009       JUN. 30, 2008(A)
                                                                               (UNAUDITED)        TO DEC. 31, 2008
                                                                             ---------------     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 13.46              $  20.00
                                                                                -------              --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                              0.08                  0.10
Net realized and unrealized gain (loss)                                            0.67                ( 6.52)
                                                                                -------              --------
TOTAL FROM INVESTMENT OPERATIONS                                                   0.75                ( 6.42)
                                                                                -------              --------
LESS DISTRIBUTIONS FROM:
Net investment income                                                             ( 0.04)              ( 0.09)
Net realized gain                                                                      -               ( 0.00)(b)
Return of capital                                                                      -               ( 0.03)
                                                                                --------             --------
TOTAL DISTRIBUTIONS                                                               ( 0.04)              ( 0.12)
                                                                                --------             --------
NET ASSET VALUE, END OF PERIOD                                                  $ 14.17              $  13.46
                                                                                ========             ========
TOTAL RETURN(C)                                                                     5.61%              (32.18)%
                                                                                ========             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)                                                $  4,448             $    444
Ratio of expenses to average net assets(d)(e)                                       0.65%                0.68%
Ratio of expenses to average net assets prior to expense reductions(e)              2.16%               12.80%
Ratio of net investment income to average net assets(d)(e)                          2.98%                2.14%
Portfolio turnover rate(f)                                                            13%                   0%(g)

-------
 (a)        Commencement of operations.
 (b)        Rounds to less than $0.01.
 (c)        Not annualized.
 (d) These ratios include net expenses charged to the corresponding Master Portfolio.
 (e)        Annualized for periods of less than one year.
  (f) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.
 (g)        Rounds to less than 1%.

--------------------------------------------------------------------------------
                                                                             37

Disclaimers


The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, "shares") or the ability of the Standard & Poor's Indexes to track general stock performance. Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.



The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.



--------------------------------------------------------------------------------
     38                                        BARCLAYS GLOBAL INVESTORS FUNDS

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.



The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the



--------------------------------------------------------------------------------
                                                                             39
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.


The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.



The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the "FTSE Licensor Parties"). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, and BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between



--------------------------------------------------------------------------------
     40                                        BARCLAYS GLOBAL INVESTORS FUNDS

FTSE and BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.


The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.



No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.



The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds' underlying indexes (the "Underlying Indexes") are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BGFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares of the Barclays Capital Funds, or any other person or



--------------------------------------------------------------------------------
                                                                             41
entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.


BGFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.



BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.



--------------------------------------------------------------------------------
     42                                        BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:


Call:        1-877-BGI-1544 (1-877-244-1544) (toll-free)
             Monday through Friday
             8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:      BGIFunds@barclaysglobal.com
Write:       Barclays Global Investors Funds
             c/o SEI Investments Distribution Co.
             One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath Portfolios' annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC's website www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.


                   Investment Company Act File No.: 811-07332

                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

[GRAPHIC APPEARS HERE]




BGF-PR-______

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES DESCRIBED HEREIN MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE IN WHICH THE OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.


BARCLAYS GLOBAL INVESTORS FUNDS
SUBJECT TO COMPLETION OCTOBER 30, 2009


Statement of Additional Information
Dated _____, 2009

LifePath(Reg. TM) Retirement Portfolio
LifePath 2020 Portfolio(Reg. TM)
LifePath 2030 Portfolio(Reg. TM)
LifePath 2040 Portfolio(Reg. TM)
LifePath(Reg. TM) 2050 Portfolio

Class I, Class R, Class R-1 and Class S Shares

Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about the Class I, Class R, Class R-1 and Class S Shares of the Trust's LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a "LifePath Portfolio" and collectively, the "LifePath Portfolios"). The LifePath Portfolios were formerly named the LifePath Funds.

Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP") that has the same investment objective as the corresponding LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). MIP is an open-end, series management investment company. Barclays Global Fund Advisors ("BGFA" or "Investment Adviser") serves as investment adviser to the Master Portfolio in which each LifePath Portfolio invests and also serves as investment adviser to each of the Underlying Funds, except for the BGIF Institutional Money Market Fund, which invests all of its assets in a Master Portfolio advised by BGFA. References to the investments, investment policies and risks of the LifePath Portfolios, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the related Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Class I, Class R and Class S Shares of the LifePath Portfolios, each dated May 1, 2009, and the prospectus of the Class R-1 Shares, dated _____, 2009 (each, a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2008, and the unaudited financial statements for the LifePath Portfolios, which includes each LifePath Portfolio's schedule of investments for the period ended June 30, 2009, are hereby incorporated by reference to the LifePath Portfolios' annual reports and semi-annual reports. Copies of the Prospectuses, annual reports, and semi-annual reports may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the LifePath Portfolios at BGIFunds@barclaysglobal.com.

LifePath(Reg. TM) is a registered service mark of Barclays Global Investors, N.A. ("BGI") and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                   -----
History of the Trust                                                                  1
Description of the LifePath Portfolios and their Investments and Risks                1
   Investment Objective and Policies                                                  1
   Investment Restrictions                                                            2
   Fundamental Investment Restrictions                                                2
   Non-Fundamental Investment Restrictions                                            2
   Fundamental Investment Restrictions of the Master Portfolios                       3
   Non-Fundamental Investment Restrictions of the Master Portfolios                   4
Investments and Risks of the Master Portfolios                                        4
   Borrowing                                                                          4
   Investments in Underlying Funds                                                    4
   Loans of Portfolio Securities                                                      4
   Short-Term Instruments                                                             5
   U.S. Government Obligations                                                        5
Investments and Risks of the Underlying Funds                                         5
   Asset-Backed and Commercial Mortgage-Backed Securities                             5
   Bonds                                                                              6
   Borrowing                                                                          6
   Collateralized Debt Obligations                                                    6
   Convertible Securities                                                             6
   Corporate Bonds                                                                    7
   Credit-Linked Securities                                                           7
   Currency Transactions                                                              8
   Diversification and Concentration                                                  8
   Equity Securities                                                                  8
   Floating-Rate and Variable-Rate Obligations                                        9
   Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions       9
   Funding Agreements                                                                 9
   Futures Contracts, Options Transactions, and Swap Transactions                     9
   High-Yield Securities                                                             13
   Hybrid ARM Securities                                                             13
   Illiquid Securities                                                               14
   Inflation-Protected Obligations                                                   14
   iShares Funds                                                                     14
   Investment Companies                                                              14
   Letters of Credit                                                                 15

                                                              PAGE
                                                             -----
   Loan Participations and Assignments                         15
   Loans of Portfolio Securities                               16
   Mortgage Pass-Through Securities                            16
   Mortgage Securities                                         18
   Municipal Securities                                        18
   Non-U.S. Securities and Emerging Markets Securities         19
   Participation Interests                                     20
   Ratings                                                     20
   Repurchase Agreements                                       20
   Restricted Securities                                       20
   Reverse Repurchase Agreements                               20
   Short-Term Instruments                                      21
   Stock Index Futures and Options on Stock Index Futures      21
   Unrated Investments                                         21
   U.S. Government Obligations                                 21
   Warrants                                                    22
Portfolio Holdings Information                                 22
   Service Providers                                           22
   Third-Party Feeder LifePath Portfolios                      22
   Securities and Exchange Commission Filings                  23
   Other Public Disclosure                                     23
   Approved Recipients                                         23
Management                                                     24
   Committees                                                  26
   Beneficial Equity Ownership Information                     27
   Ownership of Securities of Certain Entities                 27
   Compensation of Trustees                                    27
   Master/Feeder Structure                                     28
   Codes of Ethics                                             29
   Proxy Voting Policies of the Master Portfolios              29
   Shareholder Communication to the Board of Trustees          30
Control Persons and Principal Holders of Securities            30
Investment Adviser and Other Service Providers                 31
   Investment Adviser                                          31
   Advisory Fees                                               31
   Underlying Funds                                            32
   Administrator                                               33

                                                                                PAGE
                                                                               -----
   Shareholder Servicing Agents                                                  34
   Distributor                                                                   35
   Class R and Class R-1 Distribution Plan                                       36
   MIP Distribution Plan                                                         37
   Custodian                                                                     37
   Transfer and Dividend Disbursing Agent                                        37
   Independent Registered Public Accounting Firm                                 37
   Legal Counsel                                                                 37
Portfolio Managers                                                               38
Determination of Net Asset Value                                                 41
Purchase, Redemption and Pricing of Shares                                       42
   Terms of Purchase and Redemption                                              42
   In-Kind Purchases                                                             42
   Suspension of Redemption Rights or Payment of Redemption Proceeds             42
   Declaration of Trust Provisions Regarding Redemptions at Option of Trust      42
Portfolio Transactions                                                           42
   General                                                                       42
   Portfolio Turnover                                                            43
   Brokerage Commissions                                                         43
   Brokerage Commissions Paid to Affiliates                                      43
   Securities of Regular Broker-Dealers                                          43
   Frequent Trading in Portfolio Shares                                          43
Distributions and Taxes                                                          44
   Qualification as a Regulated Investment Company                               45
   Excise Tax                                                                    46
   Capital Loss Carry-Forwards                                                   46
   Equalization Accounting                                                       46
   Investment through Master Portfolios                                          46
   Taxation of Underlying Fund Investments                                       47
   Taxation of Distributions                                                     49
   Sales of LifePath Portfolio Shares                                            49
   Foreign Taxes                                                                 50
   Federal Income Tax Rates                                                      50
   Back-up Withholding                                                           50
   Tax-Deferred Plans                                                            50
   Corporate Shareholders                                                        51
   Foreign Shareholders                                                          51

                                                      PAGE
                                                     -----
Capital Stock                                          52
   Voting                                              52
   Dividends and Distributions                         53
   Master Portfolios                                   53
Additional Information on the LifePath Portfolios      53
Financial Statements                                   54
Disclaimers                                            54
APPENDIX A                                            A-1

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.


The Trust consists of multiple series, including the LifePath Portfolios. The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in U.S. government securities and short-term paper. BGI, the parent company of BGFA, has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGI's request, will cease using the "LifePath" name.



LIFEPATH PORTFOLIO                         MASTER PORTFOLIO IN WHICH THE LIFEPATH PORTFOLIO INVESTS
-----------------------------------------  ---------------------------------------------------------
       LifePath Retirement Portfolio       LifePath(Reg. TM) Retirement Master Portfolio
       LifePath 2020 Portfolio             LifePath 2020 Master Portfolio(Reg. TM)
       LifePath 2030 Portfolio             LifePath 2030 Master Portfolio(Reg. TM)
       LifePath 2040 Portfolio             LifePath 2040 Master Portfolio(Reg. TM)
       LifePath(Reg. TM) 2050 Portfolio    LifePath(Reg. TM) 2050 Master Portfolio

On April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named "Class I." On July 1, 2001, the Company's LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust's LifePath Income Portfolio was renamed the LifePath Retirement Portfolio. Class R-1 of the LifePath Portfolios is expected to commence operations on or shortly after the date of this SAI.



Description of the LifePath Portfolios and their Investments and Risks

INVESTMENT OBJECTIVE AND POLICIES. The Trust is an open-end, series management investment company. There are six Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The Master Portfolios in which the LifePath Portfolios invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as "feeder funds."


Each LifePath Portfolio has adopted a non-fundamental investment objective, and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the trustees of the Trust (the "Trustees") at any time.


Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Portfolio will be achieved.

INVESTMENT RESTRICTIONS.


FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Portfolio may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio's securities that may be loaned to one-third of the value of its total assets.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.


As a matter of non-fundamental policy:

(1) Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio;

(2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
      (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.


Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. See "Management - Master/Feeder Structure." In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.


FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.


With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
      (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and

(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.



Investments and Risks of the Master Portfolios

BORROWING. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.


INVESTMENTS IN UNDERLYING FUNDS. To implement its asset allocation strategy, each Master Portfolio invests its assets in a combination of Underlying Funds. Each Underlying Fund invests directly in portfolio securities, except that the BGIF Institutional Money Market Fund invests all of its assets in a related Master Portfolio.


LOANS OF PORTFOLIO SECURITIES. Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.


With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.


Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.


A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio's Board of Trustees. BGI acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


SHORT-TERM INSTRUMENTS. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including non-U.S. branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (E.G., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA. See "Investments in Underlying Funds" above.


U.S. GOVERNMENT OBLIGATIONS. The Master Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("Ginnie Mae") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), or Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.



Investments and Risks of the Underlying Funds

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund's investment objective, and related risks.


ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. Certain of the Underlying Funds may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). As the purchaser of such securities the Fund generally would have no recourse to the entity that originated the loans or mortgages in the event of a default by the borrower. If any received payments are not made with respect to the underlying loans or mortgages, the Fund may experience losses or delays in receiving payments. The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. BGIF Institutional Money Market Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."

BONDS. A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. Certain bonds, however, do not make interest payments, but instead are sold at a discount from their face value and are redeemed at face value when they mature ("zero coupon bonds"). The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).



BORROWING. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.


COLLATERALIZED DEBT OBLIGATIONS. A Master Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.


CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate "equity" tranche which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment-grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.


In addition to the risks generally associated with fixed-income securities (E.G., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments;
(iv) the quality of the collateral may decline in value or default; (v) a Master Portfolio may invest in CDOs that are subordinate to other classes; (vi) the market for a CDO, or the fixed-income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.


These risks have recently led to actual defaults and market losses on certain CDOs.


CONVERTIBLE SECURITIES. Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.


In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


CORPORATE BONDS. Certain of the Underlying Funds may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.


CREDIT-LINKED SECURITIES. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low-risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.


Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.


Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund's principal investment would be reduced, typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.


The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer, thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer of the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value or performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.


An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities, such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

CURRENCY TRANSACTIONS. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds' assets that are denominated in a foreign currency. The Underlying Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.


A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.


Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund's return with the performance of its underlying index and may lower the Underlying Fund's return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.


DIVERSIFICATION AND CONCENTRATION. Certain of the Underlying Funds are "diversified funds." A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified fund's assets may be invested in any manner.


Other Underlying Funds are classified as "non-diversified" for purposes of the 1940 Act. A "non-diversified" classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund's underlying index and, consequently, the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by more diversified investment companies.


In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying Fund's underlying index and consequently the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by less concentrated investment companies.


Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and to relieve the Underlying Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.


EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk. The interest rate on an inverse floating-rate security resets in the opposite direction from the market rate of interest to which the security is benchmarked. An inverse floating rate security may exhibit greater price volatility than a fixed-rate security of similar credit quality.


The Underlying Funds may purchase floating-rate and variable-rate obligations. The Underlying Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 of the 1940 Act. Variable-rate demand notes including master demand notes are demand obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.


These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which an Underlying Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in an Underlying Fund's portfolio.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.


FUNDING AGREEMENTS. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO").


The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.


FUTURES CONTRACTS, OPTIONS TRANSACTIONS, AND SWAP TRANSACTIONS. FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Underlying Funds may enter into futures contracts and may purchase and write (I.E., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (I.E., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.


An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter ("OTC options"). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price.


Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund.


Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require an Underlying Fund to continue to hold a position until delivery or expiration regardless of the change in its value. As a result, an Underlying Fund's access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if an Underlying Fund determines not to, close a position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin. The Underlying Funds maintain liquid assets in connection with futures contracts.


By purchasing a put option, an Underlying Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, an Underlying Fund pays the current market price for the option (the "option premium"). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, an Underlying Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If an Underlying Fund allows the option to expire, the Underlying Fund will lose the entire premium. If an Underlying Fund exercises the option, the Underlying Fund completes the sale of the underlying instrument at the strike price. An Underlying Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.



As the buyer of a typical put option, an Underlying Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, an Underlying Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


As the writer of a put or call option, an Underlying Fund takes the opposite side of the transaction from the option's purchaser. In return for receipt of the option premium, an Underlying Fund (as the writer) assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. An Underlying Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, an Underlying Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, an Underlying Fund will be required to make margin payments to a futures commission merchant.


If securities prices rise, an Underlying Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the option premium it received. If security prices remained the same over time, it is likely that an Underlying Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, an Underlying Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the option premium received for writing the option should mitigate the effects of the decline. The potential loss related to writing put options is limited to the agreed upon price per share times the number of shares minus the premium received from writing the put.


Writing a call option obligates an Underlying Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, an Underlying Fund, as a call writer, mitigates the effects of a price decline. At the same time, because an Underlying Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Underlying Fund would give up some ability to participate in security price increases. The potential for loss related to writing call options is unlimited.


Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act") (except that in the case of the BGIF Institutional Money Market Fund, the filing was made by the BGIF Institutional Money Market Fund's related Master Portfolio) and, therefore, the Underlying Funds are not subject to registration or regulation as commodity pool operators, under the Commodity Exchange Act. Additionally, each LifePath Portfolio and each Master Portfolio in which the LifePath Portfolios invest has also filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the Commodity Exchange Act and is not subject to registration or regulation as commodity pool operator under the Commodity Exchange Act.


Each Underlying Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund's investment objective and legally permissible for the Underlying Fund.


An Underlying Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Underlying Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.


An Underlying Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. An Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in an Underlying Fund's portfolio securities which are the subject of the transaction.


SWAP TRANSACTIONS. An Underlying Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps as well as structured credit instruments, including but not limited to ABX (an index of asset-backed securities),

CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes, which are comprised default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to an Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to an Underlying Fund upon an early termination of the swap agreement as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. Certain types of swaps are described in greater detail below. The Underlying Funds maintain liquid assets in connection with transactions in swaps, including each type of swap described in greater detail below.


Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.


A credit default swap is a contract between two parties that transfers the credit risk of an entity (the "reference entity") for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A "Credit Event" is commonly defined as the reference entity's (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA's view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, an Underlying Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of an Underlying Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the reference entity. An Underlying Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, an Underlying Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities, creating the risk that the newer markets will be less liquid and that it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, an Underlying Fund would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.


In a cash-settled credit default swap where an Underlying Fund is buying protection, the Underlying Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where an Underlying Fund is selling protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction.


Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by an Underlying Fund and pay to the Underlying Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, an Underlying Fund would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where an Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. An Underlying Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, an Underlying Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.


In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market;
(ii) significant leverage that could magnify the affect of adverse events;
(iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments are a relatively new product and may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.


An Underlying Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a "swaption") is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, an Underlying Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Underlying Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When an Underlying Fund writes a swaption, upon exercise of the swaption, the Underlying Fund becomes obligated according to the terms of the underlying agreement.


HIGH-YIELD SECURITIES. Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high-yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund's portfolio.


Furthermore, the value of high-yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high-yield securities held by an Underlying Fund.



HYBRID ARM SECURITIES. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.


Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security's average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMS in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include
(i) the possibility of reduced yields during periods of falling interest rates,
(ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.


Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.


ILLIQUID SECURITIES. Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.


INFLATION-PROTECTED OBLIGATIONS. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation (a sustained increase in prices that erodes the purchasing power of money). The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.


ISHARES FUNDS. The iShares Funds (the "Underlying iShares Funds") and the other Underlying Funds in which the Master Portfolios were invested as of September 30, 2009 are listed below under "Investment Adviser and Other Service Providers." Each iShares Fund is a type of investment company referred to as an exchange-traded fund ("ETF"). Each iShares Fund is designed to track a particular index and is advised by BGFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if
(1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund's underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


INVESTMENT COMPANIES. The Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, an Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund's total assets with respect to any one investment company and (iii) 10% of the Underlying Fund's total assets invested in investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.


An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.


The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets that is invested in shares of other iShares Funds.


An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. See "Non-U.S. Securities and Emerging Markets Securities" below.


LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.


LOAN PARTICIPATIONS AND ASSIGNMENTS. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in loans to corporate borrowers, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any NRSRO. An Underlying Fund will invest in loan participations that are not so rated only if BGFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.


Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.


An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.


A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.


Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral could be liquidated.


An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.


Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.


Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BGFA's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.


LOANS OF PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.


MORTGAGE PASS-THROUGH SECURITIES. Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the Ginnie Mae, or by one of several U.S. government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

A significant portion of the Barclays Capital U.S. Aggregate Bond Index* (the "Barclays Aggregate Index") (about 37.8%, as of September 30, 2009) represents the U.S. agency mortgage pass-through segment of the U.S. investment-grade bond market. Therefore, a substantial portion of the iShares Barclays Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Barclays Aggregate Index representing the mortgage pass-through segment of the U.S. investment-grade bond market is comprised of multiple pools of mortgage pass-through securities.



Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Should the government adopt new laws providing mortgage borrowers with additional rights to renegotiate interest rates, alter terms, obtain orders to modify their mortgage terms through the bankruptcy courts, or otherwise allow borrowers to modify or restructure existing mortgages, this may negatively impact mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.


An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA" transactions. "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a TBA roll, an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of TBA rolls may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Funds maintain liquid assets in connection with TBA transactions.



-------
* The Barclays Capital U.S. Aggregate Bond Index is maintained by Barclays Capital Inc. ("Barclays Capital"). Barclays Capital does not sponsor, endorse, sell or promote the LifePath Portfolios or the Master Portfolios. Barclays Capital is an affiliate of, and a separate legal entity from, BGI and BGFA. Barclays Capital makes no representation or warranty, expressed or implied, regarding the advisability of investing in the LifePath Portfolios or the Master Portfolios. Neither BGI nor BGFA has or will have a role in maintaining the Barclays Capital U.S. Aggregate Bond Index.

The iShares Barclays Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.


MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.


The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.


Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Also see "Asset-Backed and Commercial Mortgage-Backed Securities," "Hybrid ARM Securities" and "Mortgage Pass-Through Securities."


MUNICIPAL SECURITIES. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal or state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.


In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.


The BGIF Institutional Money Market Fund may invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.


NON-U.S. SECURITIES AND EMERGING MARKETS SECURITIES. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets have specific geographical risks such as a heightened likelihood of earthquakes, tsunamis, or volcanoes. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.


OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Funds may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.


Certain of the Underlying Funds may invest a portion of their total assets in debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.


Certain of the Underlying Funds may purchase publicly-traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund's investment in such securities may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.


EMERGING MARKETS. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.


PARTICIPATION INTERESTS. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the underlying securities.


RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the SEC, or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment-grade" securities; bonds rated Baa are considered medium-grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.


Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.


REPURCHASE AGREEMENTS. An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only enter into repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.


RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.


REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund's assets. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Each Underlying Fund maintains liquid assets having a value equal to or greater than reverse repurchase agreement commitments.


SHORT-TERM INSTRUMENTS. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.


STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds maintain liquid assets in connection with these types of futures contracts.


UNRATED INVESTMENTS. The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by the BGIF Institutional Money Market Fund, if they are purchased in accordance with the BGIF Institutional Money Market Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the BGIF Institutional Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the BGIF Institutional Money Market Fund. Neither event will require an immediate sale of such security by the BGIF Institutional Money Market Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the BGIF Institutional Money Market Fund's shareholders' best interest.


To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the BGIF Institutional Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.


U.S. GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.



Portfolio Holdings Information

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each LifePath Portfolio's and Master Portfolio's respective shareholders or interestholders, as applicable;
(b) does not put the interests of the Investment Adviser, the LifePath Portfolios' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Trust, the Master Portfolios, the Investment Adviser or the Distributor, above those of the LifePath Portfolios' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders over any other current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the LifePath Portfolios or the Master Portfolios) limiting the use of such information are in effect. None of the LifePath Portfolios, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.


The policy described herein only relates to the disclosure of portfolio holdings information of the LifePath Portfolios and the Master Portfolios.


SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the LifePath Portfolios' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements.


From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the LifePath Portfolios and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of September 30, 2009, of all such persons and entities with which the LifePath Portfolios and the Master Portfolios have ongoing arrangements to provide portfolio holdings information: Moody's, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Such information is generally provided the first business day following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since September 30, 2009 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.


THIRD-PARTY FEEDER LIFEPATH PORTFOLIOS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder LifePath Portfolios sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder LifePath Portfolio") as may be necessary to (i) conduct business of the third-party feeder LifePath Portfolios in the ordinary course in a manner consistent with agreements with the third-party feeder LifePath Portfolios and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder LifePath Portfolios. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder LifePath Portfolio is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder LifePath Portfolio's policies. The following is a list, as of September 30, 2009, of third-party feeder LifePath Portfolios and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: State Farm Mutual Fund Trust. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions, to the foregoing list that have occurred since September 30, 2009 are not reflected.


BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder LifePath Portfolio to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.


SECURITIES AND EXCHANGE COMMISSION FILINGS. Each LifePath Portfolio will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such LifePath Portfolio's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.


OTHER PUBLIC DISCLOSURE. A LifePath Portfolio or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the LifePath Portfolios and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of September 30, 2009, of all such persons and entities with which the LifePath Portfolios or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since September 30, 2009 are not reflected.


APPROVED RECIPIENTS. The LifePath Portfolios' and the Master Portfolios' Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.


The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management

The Trust's Board of Trustees has responsibility for the overall management and operations of the LifePath Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified and all other officers shall hold office until he or she resigns or is removed. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The Trust's Trustees have designated Leo Soong as the Lead Independent Trustee. The address for each Trustee and officer is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.


INTERESTED TRUSTEES



                                                                                    NUMBER OF
                                                                                   PORTFOLIOS
                                                                                     IN FUND
                                                                                     COMPLEX
                         POSITION(S), LENGTH          PRINCIPAL OCCUPATION          OVERSEEN
     NAME AND AGE            OF SERVICE              DURING PAST FIVE YEARS        BY TRUSTEE         OTHER DIRECTORSHIPS
---------------------- ---------------------- ----------------------------------- ------------ ---------------------------------
Lee T. Kranefuss*      Trustee (since 2001)   Global Chief Executive Officer,         __       Trustee of MIP (since 2001);
(48)                   and Chairman of the    iShares/Intermediary Groups of                   Trustee of iShares Trust (since
                       Board (since 2007).    BGI (since 2008); Chief Executive                2003); Director of iShares, Inc.
                                              Officer, iShares Intermediary                    (since 2003).
                                              Index and Market Group of BGI
                                              (2005-2008); Chief Executive
                                              Officer of the Intermediary
                                              Investor and Exchange Traded
                                              Products Business of BGI (2003-
                                              2005); Director of BGFA (since
                                              2005); Director, President and
                                              Chief Executive Officer of
                                              Barclays Global Investors
                                              International, Inc. (since 2005);
                                              Director and Chairman of
                                              Barclays Global Investors
                                              Services (since 2005).

H. Michael Williams*   Trustee and            Vice Chairman - Capital Markets,        __       Trustee (since 2007) of MIP;
(49)                   President (since       BGI (since 2008); Vice Chairman                  Trustee (since 2007) of the
                       2007).                 of the Program Committee of the                  University of California
                                              UC Berkeley Foundation (since                    Berkeley Foundation.

                                              2009); Member of the ChinaSF
                                              Advisory Board (since 2009);
                                              Head of Global Index and
                                              Markets Group of BGI (2006-
                                              2008); Global Head of Securities
                                              Lending, BGI (2002-2006).

-------
* Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. "Interested Trustee" has the same meaning as "interested person" (as defined in the 1940 Act).

                             INDEPENDENT TRUSTEES




                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND
                                                                                       COMPLEX
                          POSITION(S), LENGTH          PRINCIPAL OCCUPATION           OVERSEEN
      NAME AND AGE            OF SERVICE              DURING PAST FIVE YEARS         BY TRUSTEE        OTHER DIRECTORSHIPS
----------------------- ---------------------- ------------------------------------ ------------ -------------------------------
Mary G. F. Bitterman    Trustee (since 2001)   President (since 2004) and               __       Trustee (since 2001) of MIP;
(65)                    and Chairperson of     Director (since 2002) of the                      Director (since 1984) and
                        the Nominating and     Bernard Osher Foundation;                         Lead Independent Director
                        Governance             Director (2003-2004) of Osher                     (since 2000) of the Bank of
                        Committee (since       Lifelong Learning Institutes.                     Hawaii; Director (since 2002)
                        2006).                                                                   and Immediate Past Chairman
                                                                                                 (since 2005) of the Board of
                                                                                                 PBS (Public Broadcasting
                                                                                                 Service).

A. John Gambs (63)      Trustee and            Retired.                                 __       Trustee (since 2006) of MIP.
                        Chairperson of the
                        Audit Committee
                        (since 2006).

Hayne E. Leland (68)    Trustee (since         Professor of Finance (since 1974)        __       Trustee (since 2007) of MIP.
                        2007).                 at University of California,
                                               Berkeley: Haas School of
                                               Business.

Jeffrey M. Lyons (54)   Trustee (since         Retired (since 2006); President          __       Trustee (since 2007) of MIP.
                        2007).                 (2004-2006) of Active Trader
                                               Business and President (2001-
                                               2004) of the Asset Management
                                               Division of Charles Schwab & Co.

Wendy Paskin-           Trustee (since         Managing Partner (since 1999)            __       Trustee (since 2006) of MIP;
Jordan (53)             2006).                 of Paskin & Kahr Capital                          Director (since 2001) of the
                                               Management; Registered                            California State Automobile
                                               Representative (since 2009) of                    Association; Director (since
                                               Merlin Securities (broker-dealer);                2008) of RPF Fund II, RPF
                                               Registered Representative (2005-                  Fund IV and RPF Fund V.
                                               2009) of ThinkEquity Partners
                                               (broker-dealer); Advisory Board
                                               (2006-2008) of Healthy Handfuls
                                               (natural food company);
                                               Registered Representative (1999-
                                               2005) of ePlanning Securities
                                               Inc. (broker-dealer).

Leo Soong               Trustee (since 2000)   Senior Advisor (since 1977) of           __       Trustee (since 2000) of MIP;
(63)                    and Lead               CG Roxane LLC & Crystal Geyser                    Vice Chairman (since 2005) of
                        Independent Trustee    Water Co. (water companies);                      the California Pacific Medical
                        (since 2006).          Managing Director (1989-2008)                     Center; Director (since 1990)
                                               of CG Roxane LLC; President                       of the California State
                                               (2002-2008) of Trinity Products                   Automobile Association;
                                               LLC/IQ Organics LLC (healthy                      Director (since 2002) of the
                                               beverage companies).                              American Automobile
                                                                                                 Association.


OFFICERS



                        POSITION(S), LENGTH             PRINCIPAL OCCUPATION
     NAME AND AGE            OF SERVICE                DURING PAST FIVE YEARS
---------------------  ---------------------  ---------------------------------------
Jack Gee               Treasurer and Chief    Director of Fund Administration of
(50)                   Financial Officer      Intermediary Investor Business of BGI
                       (since 2008).          (since 2004); Treasurer and Chief
                                              Financial Officer of Parnassus
                                              Investments (2004).

Geoffrey D. Flynn      Executive Vice         Chief Operating Officer, U.S. iShares,
(52)                   President and Chief    BGI (since 2008); Director, Mutual
                       Operating Officer      Fund Operations of BGI (2007-2008);
                       (since 2008).          President, Van Kampen Investors
                                              Services (2003-2007); Managing
                                              Director, Morgan Stanley (2002-
                                              2007); President, Morgan Stanley
                                              Trust, FSB (2002-2007).

Eilleen M. Clavere     Secretary              Director of Legal Administration of
(57)                   (since 2007).          Intermediary Investor Business of BGI
                                              (since 2006); Legal Counsel and Vice
                                              President of Atlas Funds, Atlas
                                              Advisers, Inc. and Atlas Securities,
                                              Inc. (2005-2006); Counsel of
                                              Kirkpatrick & Lockhart LLP (2001-
                                              2005).

Ira P. Shapiro         Vice President and     Associate General Counsel, BGI
(46)                   Chief Legal Officer    (since 2004); First Vice President,
                       (since 2007).          Merrill Lynch Investment Managers
                                              (1993-2004).

David Lonergan (39)    Executive Vice         Head of U.S. Cash Management
                       President              (since 2002) of BGI; U.S. Liquidity
                       (since 2009).          Manager (2000-2002) of BGI.

Alan Mason (48)        Vice President         Head (since 2006) of Allocations and
                       (since 2007).          Solutions of BGI; Investment
                                              Strategist (2000-2006) of BGI; Global
                                              Head (since 2008) of Portfolio
                                              Management, Client Solutions.


COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Mary G. F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee held two meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the LifePath Portfolios' accounting and financial reporting practices, reviewing the results of the annual audits of the LifePath Portfolios' financial statements and interacting with the LifePath Portfolios' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held four meetings.


BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each LifePath Portfolio beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and
D = over $100,000.


DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS
AND THE FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2008
--------------------------------------------------------------



                                                                                            AGGREGATE
                                                                                          DOLLAR RANGE
                                                                                          OF SECURITIES
                         LIFEPATH      LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH    IN THE FAMILY
                        RETIREMENT       2020         2030         2040         2050      OF INVESTMENT
  INTERESTED TRUSTEE     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      COMPANIES
---------------------  ------------  -----------  -----------  -----------  -----------  --------------
Lee T. Kranefuss       0             0            0            0            0            D
H. Michael Williams    0             0            0            0            0            D


                                                                                             AGGREGATE
                                                                                           DOLLAR RANGE
                                                                                           OF SECURITIES
                          LIFEPATH      LIFEPATH     LIFEPATH     LIFEPATH     LIFEPATH    IN THE FAMILY
                         RETIREMENT       2020         2030         2040         2050      OF INVESTMENT
 INDEPENDENT TRUSTEES     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      COMPANIES
----------------------  ------------  -----------  -----------  -----------  -----------  --------------
Mary G. F. Bitterman    0             0            0            0            0                   0
A. John Gambs           0             0            0            0            0                   D
Hayne E. Leland         0             0            0            0            0                   D
Jeffrey M. Lyons        0             0            0            0            0                   D
Wendy Paskin-Jordan     0             0            0            0            0                   0
Leo Soong               0             0            0            0            0                   0

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. The Independent Trustees and their immediate family members, as of December 31, 2008, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.


COMPENSATION OF TRUSTEES. Effective as of January 1, 2009, the Trust pays each Independent Trustee the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $60,000; (ii) a per meeting fee of $6,000 for meetings of the Board attended by the Trustee; (iii) a committee meeting fee of $2,500 for each Audit Committee meeting attended by the Trustee; and (iv) a committee meeting fee of $2,000 for each Nominating and Governance Committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust's allocable share of an annual fee of $10,000 and the Chairperson of the Nominating and Governance Committee is paid the Trust's allocable share of an annual fee of $5,000. The Lead Independent Trustee is paid the Trust's allocable share of an additional annual base fee of $17,500. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.


During the period January 1, 2008 through December 31, 2008, the Trust paid each Independent Trustee the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $3,000. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of

$15,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.


The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.



COMPENSATION
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008
-------------------------------------------



                               AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE        FROM THE TRUST        FROM FUND COMPLEX(1)
----------------------------  ------------------------  ---------------------
Lee T. Kranefuss                         $0                       $0
H. Michael Williams                      $0                       $0


                                 AGGREGATE COMPENSATION     TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES        FROM THE TRUST        FROM FUND COMPLEX(1)
------------------------------  ------------------------  ---------------------
Mary G. F. Bitterman            $30,834                          $117,000
A. John Gambs                   $35,216                          $133,500
Hayne E. Leland                 $30,104                          $114,000
Jeffrey M. Lyons                $32,979                          $125,000
Wendy Paskin-Jordan             $31,478                          $119,500
Leo Soong                       $36,530                          $138,500

-------
(1)   Includes compensation for services on the Board of Trustees of MIP.


MASTER/FEEDER STRUCTURE.   Each LifePath Portfolio seeks to achieve its
investment objective by investing all of its assets in a Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are "Feeder Funds" into the Master Portfolios, and the Master Portfolios in turn are "Funds of Funds." The Trust's Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.


 A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the LifePath Portfolio's assets in another investment company with substantially the same investment objective as the LifePath Portfolio or hiring an investment adviser to manage the LifePath Portfolio's assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its Master Portfolios.


Whenever a LifePath Portfolio, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.


Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its investment objective or policies to correspond to those of the Master Portfolio.


 A LifePath Portfolio also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the LifePath Portfolio. The LifePath Portfolios will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.


CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the LifePath Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.


PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The following is a discussion of the proxy voting policies of the Master Portfolios in which the LifePath Portfolios invest.


MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.


BGFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of such Master Portfolio. In some cases, BGFA may determine that it is in the best long-term economic interests of a Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by its clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA's evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      o Each Master Portfolio generally supports the board's nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

      o Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

      o Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC's website at www.sec.gov.


SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.



Control Persons and Principal Holders of Securities

As of _____, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio's outstanding Class I, Class R or Class S Shares in the listed capacity. As of such date, Class R-1 Shares had not commenced operations.



                                                                      PERCENTAGE     NATURE OF
         CLASS I SHARES           NAME AND ADDRESS OF SHAREHOLDER    OF PORTFOLIO    OWNERSHIP
-------------------------------  ---------------------------------  --------------  ----------
LifePath Retirement Portfolio    _____                                   __%          _____
LifePath 2020 Portfolio          _____                                   __%          _____
LifePath 2030 Portfolio          _____                                   __%          _____
LifePath 2040 Portfolio          _____                                   __%          _____
LifePath 2050 Portfolio          _____                                   __%          _____


                                                                      PERCENTAGE     NATURE OF
         CLASS R SHARES           NAME AND ADDRESS OF SHAREHOLDER    OF PORTFOLIO    OWNERSHIP
-------------------------------  ---------------------------------  --------------  ----------
LifePath Retirement Portfolio    _____                                   __%          _____
LifePath 2020 Portfolio          _____                                   __%          _____
LifePath 2030 Portfolio          _____                                   __%          _____
LifePath 2040 Portfolio          _____                                   __%          _____
LifePath 2050 Portfolio          _____                                   __%          _____


                                                                      PERCENTAGE     NATURE OF
         CLASS S SHARES           NAME AND ADDRESS OF SHAREHOLDER    OF PORTFOLIO    OWNERSHIP
-------------------------------  ---------------------------------  --------------  ----------
LifePath Retirement Portfolio    _____                                   __%          _____
LifePath 2020 Portfolio          _____                                   __%          _____
LifePath 2030 Portfolio          _____                                   __%          _____
LifePath 2040 Portfolio          _____                                   __%          _____
LifePath 2050 Portfolio          _____                                   __%          _____

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a LifePath Portfolio, or is identified as the holder of record of more than 25% of a LifePath Portfolio and has voting and/or investment powers, it may be presumed to control such LifePath Portfolio.


As of _____, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.



Investment Adviser and Other Service Providers

INVESTMENT ADVISER.   BGFA provides investment advisory services to each Master
Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.


BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.


The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days' written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).


ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BGFA has contractually agreed, for the period May 1, 2006 through April 30, 2011, to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BGFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has contractually agreed through April 30, 2011, to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BGI to those Underlying Funds. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.


For the fiscal years shown below, the related Master Portfolio of each LifePath Portfolio paid, with respect to the LifePath Portfolios, the following advisory fees to BGFA, net of waivers and/or offsetting credits:



                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED      FISCAL YEAR
LIFEPATH PORTFOLIO                    12/31/2006           12/31/2007       ENDED 12/31/2008
-------------------------------  -------------------  -------------------  -----------------
LifePath Retirement Portfolio          $ 14,896             $ 18,223           $ 18,301
LifePath 2020 Portfolio                $129,973             $157,437           $ 99,817
LifePath 2030 Portfolio                $ 75,672             $ 98,295           $ 58,864
LifePath 2040 Portfolio                $ 41,192             $ 57,883           $ 30,501
LifePath 2050 Portfolio(1)               N/A                  N/A               ($1,314)

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


For the fiscal years shown below, BGFA waived the following advisory fees with respect to the LifePath Portfolios:




                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2006           12/31/2007          12/31/2008
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio         $  371,631           $  424,199          $  473,654
LifePath 2020 Portfolio               $2,372,002           $2,872,147          $2,722,162
LifePath 2030 Portfolio               $1,521,986           $2,034,762          $2,013,088
LifePath 2040 Portfolio               $1,005,877           $1,466,380          $1,480,212
LifePath 2050 Portfolio(1)               N/A                  N/A              $      361

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the non-extraordinary expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2011, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.


For the fiscal years shown below, BGFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the LifePath Portfolios invest:



                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2006           12/31/2007          12/31/2008
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio          $11,242              $12,052              $ 7,796
LifePath 2020 Portfolio                $17,941              $21,013              $16,283
LifePath 2030 Portfolio                $15,462              $17,912              $13,511
LifePath 2040 Portfolio                $13,998              $15,986              $11,495
LifePath 2050 Portfolio(1)               N/A                  N/A                $ 1,329

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


UNDERLYING FUNDS. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a PRO RATA share of the Underlying Funds' advisory fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of September 30, 2009 but BGFA may add, eliminate or replace Underlying Funds at any time.



UNDERLYING FUND                                                    ADVISORY FEE (1)
----------------------------------------------------------------  -----------------
           MIP Active Stock Master Portfolio                             0.25%
           MIP CoreAlpha Bond Master Portfolio                           0.25%
           iShares S&P 500 Index Fund                                    0.09%
           iShares S&P MidCap 400 Index Fund                             0.20%
           iShares S&P SmallCap 600 Index Fund                           0.20%
           iShares S&P North American Natural Resources Sector           0.48%(2)
            Index Fund
           iShares S&P National AMT-Free Municipal Bond Fund             0.25%
           iShares Russell 2000 Index Fund                               0.20%
           iShares Russell Midcap Index Fund                             0.20%
           iShares Cohen & Steers Realty Majors Index Fund               0.35%
           iShares MSCI Canada Index Fund                                0.52%(3)
           iShares MSCI EAFE Index Fund                                  0.34%(4)
           iShares MSCI EAFE Small Cap Index Fund                        0.40%
           iShares MSCI Emerging Markets Index Fund                      0.72%(5)
           iShares FTSE EPRA/NAREIT Developed Real Estate ex-            0.48%
            U.S. Index Fund
           iShares Barclays 1-3 Year Credit Bond Fund                    0.20%
           iShares Barclays 1-3 Year Treasury Bond Fund                  0.15%
           iShares Barclays 3-7 Year Treasury Bond Fund                  0.15%
           iShares Barclays 7-10 Year Treasury Bond Fund                 0.15%
           iShares Barclays 10-20 Year Treasury Bond Fund                0.15%
           iShares Barclays 20+ Year Treasury Bond Fund                  0.15%
           iShares Barclays Aggregate Bond Fund                          0.20%
           iShares Barclays Credit Bond Fund                             0.20%

UNDERLYING FUND                                                     ADVISORY FEE (1)
-----------------------------------------------------------------  -----------------
           iShares Barclays Government/Credit Bond Fund                   0.20%
           iShares Barclays Intermediate Credit Bond Fund                 0.20%
           iShares Barclays Intermediate Government/Credit Bond           0.20%
            Fund
           iShares Barclays MBS Bond Fund                                 0.25%
           iShares Barclays Short Treasury Bond Fund                      0.15%
           iShares Barclays TIPS Bond Fund                                0.20%
           iShares iBoxx $ High Yield Corporate Bond Fund                 0.50%
           iShares JPMorgan USD Emerging Bond Fund                        0.60%
           BGIF Institutional Money Market Fund                           0.07%(6)

-------
(1) BGFA has contractually agreed through April 30, 2011 to waive investment advisory fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the investment advisory fees charged by BGFA to the Underlying Fund.
(2) For its investment advisory services to the iShares S&P North American Natural Resources Sector Index Fund, BGFA is entitled to receive a management fee from the iShares S&P North American Natural Resources Sector Index Fund based on the iShares S&P North American Natural Resources Sector Index Fund's allocable portion of the aggregate of the average daily net assets of the iShares S&P North American Natural Resources Sector Index Fund and certain other iShares funds (iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P Global Clean Energy Index Fund, iShares S&P Global Nuclear Energy Index Fund and iShares S&P Global Timber & Forestry Index Fund) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10 billion, plus 0.43% per annum of the aggregate net assets in excess of $10 billion.
(3) For its investment advisory services to the iShares MSCI Canada Index Fund, BGFA is entitled to receive a management fee from the iShares MSCI Canada Index Fund based on the iShares MSCI Canada Index Fund's allocable portion of the aggregate of the average daily net assets of the iShares MSCI Canada Index Fund and certain other iShares funds (iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund) as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.
(4) For its investment advisory services to the iShares MSCI EAFE Index Fund, BGFA is entitled to receive a management fee from the iShares MSCI EAFE Index Fund based on the iShares MSCI EAFE Index Fund's allocable portion of the aggregate of the average daily net assets of the iShares MSCI EAFE Index Fund and certain other iShares funds (iShares MSCI ACWI ex US Index Fund and iShares MSCI ACWI Index Fund) as follows: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.
(5) For its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BGFA is entitled to receive a management fee from the iShares MSCI Emerging Markets Index Fund based on the iShares MSCI Emerging Markets Index Fund's allocable portion of the aggregate of the average daily net assets of the iShares MSCI Emerging Markets Index Fund and certain other iShares funds (iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Eastern Europe Index Fund) as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets in excess of $28.0 billion.
(6) The management fee for the BGIF Institutional Money Market Fund is 0.10%, however BGFA has contractually agreed to waive a portion of its management fee through April 30, 2011. After giving effect to such contractual waiver, the management fee will be 0.07%.


ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the LifePath Portfolios. BGI provides the LifePath Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Portfolios' administrative operations, preparation of proxy statements and shareholder reports. BGI also furnishes office space and certain facilities to conduct the LifePath Portfolios' business and compensates its Trustees, officers and employees who are affiliated with BGI. BGI is entitled to receive an annual administration fee of 0.50% of average daily net assets of the Class I and Class R Shares, 0.15% of average daily net assets of the Class S Shares and 0.75% of average daily net assets of the Class R-1 Shares of each LifePath Portfolio for providing administrative services.

BGI also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of Class I, Class R and Class R-1 Shares of the LifePath Portfolios.


BGI has engaged State Street to provide certain sub-administrative services to the LifePath Portfolios. BGI, not the LifePath Portfolios, is responsible for providing compensation to State Street for such services.


BGI has also agreed to bear all costs of the LifePath Portfolios' operations, including shareholder servicing and shareholder servicing and processing fees described below, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BGI has contracted with State Street to provide certain sub-administration services for the LifePath Portfolios, and BGI pays State Street for these services.


For the fiscal years shown below, the LifePath Portfolios paid the following administration fees to BGI, net of waivers and/or offsetting credits:



                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2006           12/31/2007          12/31/2008
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio         $  551,168           $  630,077          $  700,635
LifePath 2020 Portfolio               $3,578,249           $4,328,921          $4,033,359
LifePath 2030 Portfolio               $2,284,904           $3,046,288          $2,960,478
LifePath 2040 Portfolio               $1,497,637           $2,177,674          $2,156,984
LifePath 2050 Portfolio(1)               N/A                  N/A              $  (10,768)

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the Independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios (collectively referred to as the "BGIF Independent Expenses") are paid directly by the LifePath Portfolios. For the fiscal year ended December 31, 2007, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2011, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the LifePath Portfolios for such BGIF Independent Expenses.


For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath
Portfolios:



                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2006           12/31/2007          12/31/2008
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio          $16,844              $18,027              $13,030
LifePath 2020 Portfolio                $21,031              $24,961              $21,114
LifePath 2030 Portfolio                $19,189              $22,467              $18,530
LifePath 2040 Portfolio                $18,081              $20,862              $16,496
LifePath 2050 Portfolio(1)               N/A                  N/A                $11,282

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


SHAREHOLDER SERVICING AGENTS. The Board of Trustees has adopted a Shareholder Servicing Plan and a Shareholder Servicing and Processing Plan pursuant to which the LifePath Portfolios have entered or may enter into Shareholder Servicing Agreements or Shareholder Servicing and Processing Agreements with BGI and other entities, and BGI may also enter into such Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to holders of Class I, Class R and Class R-1 Shares. No such agreements are contemplated in respect of Class S Shares. The shareholder services and processing services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts.

Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.


A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.


Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BGI pays shareholder servicing fees and processing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class R and Class R-1 Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")), whichever is less. For providing some or all of these processing services for investors of Class R-1 Shares of each LifePath Portfolio, each Shareholder Servicing Agent is also entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets of the Class R-1 Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship. In addition, BGFA and/or BGI and/or the Distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Distributor, fees paid by BGI.


For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Class I and Class R Shares of the LifePath Portfolios in the following amounts. As of such date, Class R-1 Shares of the Trust had not commenced operations:



                                  FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                    12/31/2006           12/31/2007          12/31/2008
-------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Portfolio         $  267,004           $  502,393          $  645,733
LifePath 2020 Portfolio               $1,634,602           $3,552,372          $3,849,665
LifePath 2030 Portfolio               $1,034,400           $2,484,967          $2,835,411
LifePath 2040 Portfolio               $  676,860           $1,836,254          $2,071,492
LifePath 2050 Portfolio(1)               N/A                  N/A                  N/A

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.


A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.


DISTRIBUTOR. SEI is the distributor for the LifePath Portfolios' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.

SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers ("Selling Agents"). In addition, SEI provides certain compliance related, sales related and other services for the LifePath Portfolios and the Master Portfolios pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.


CLASS R AND CLASS R-1 DISTRIBUTION PLAN. The Trust has adopted on behalf of the Class R and Class R-1 Shares of the LifePath Portfolios a Distribution Plan that authorizes, under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R and Class R-1 Shares (the "Class R Plan"). Each LifePath Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the LifePath Portfolios, with the LifePath Portfolios with higher asset levels paying a higher proportion of these costs.


The Class R Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Class R Plan or in any agreement related to the Class R Plan. The Class R Plan was adopted because of its anticipated benefits to the LifePath Portfolios. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the LifePath Portfolios. Under the Class R Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R and Class R-1 Shares of the LifePath Portfolios offering such shares.


The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of FINRA, under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


The Trust currently does not have a distribution plan in place for the Class I or Class S Shares. Class I and Class S shareholders do not pay any fees for distribution services. The Class R Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. Any Distribution Agreement related to the Class R Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Class R Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Class R Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Class R Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Class R Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by Independent Trustees.

For the fiscal year ended December 31, 2008, the LifePath Portfolios paid the following fees for distribution-related services under the Class R Plan. As of such date, Class R-1 Shares of the Trust had not commenced operations:



                                        FISCAL YEAR ENDED
LIFEPATH PORTFOLIO                         12/31/2008
-------------------------------------  ------------------
      LifePath Retirement Portfolio         $ 69,522
      LifePath 2020 Portfolio               $511,311
      LifePath 2030 Portfolio               $387,272
      LifePath 2040 Portfolio               $294,689
      LifePath 2050 Portfolio(1)            $     52

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


In addition to payments received from the LifePath Portfolios, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of LifePath Portfolio shares.


MIP DISTRIBUTION PLAN. MIP's Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "MIP Plan"). The MIP Plan was adopted by a majority of MIP's Board of Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, on October 10, 1995. The MIP Plan provides that if any portion of a LifePath Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the MIP Plan.


CUSTODIAN. State Street is the custodian for each LifePath Portfolio and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios; receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios; and pays all expenses of the LifePath Portfolios. State Street is not entitled to receive compensation for its services as custodian so long as it receives fees from BGI for providing sub-administration services to the LifePath Portfolios.


TRANSFER AND DIVIDEND DISBURSING AGENT. State Street also is the transfer and dividend disbursing agent for the LifePath Portfolios and the Master Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios and Master Portfolios, State Street is paid fees based on the LifePath Portfolios' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.


LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Portfolio Managers

As of the dates listed in the table below, the individuals named as Portfolio Managers of the Master Portfolios in the Prospectuses were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:



                                 REGISTERED                                                ACCOUNTS WITH
                                 INVESTMENT          OTHER POOLED                         INCENTIVE-BASED
                                 COMPANIES       INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
DAGMAR NIKLES                -----------------  ---------------------  ----------------  -----------------
Number of Accounts                  6                    14                  20                 N/A
Net Assets as of 12/31/08     $4,358,000,000        $8,954,000,000      $1,747,000,000          N/A


                                REGISTERED                                             ACCOUNTS WITH
                                INVESTMENT         OTHER POOLED                       INCENTIVE-BASED
                                COMPANIES      INVESTMENT VEHICLES   OTHER ACCOUNTS   FEE ARRANGEMENTS
LESLIE GAMBON               ----------------- --------------------- ---------------- -----------------
Number of Accounts                 6                   14                 20                N/A
Net Assets as of 12/31/08    $4,358,000,000       $8,954,000,000     $1,748,000,000         N/A


                                REGISTERED                                                ACCOUNTS WITH
                                INVESTMENT          OTHER POOLED                         INCENTIVE-BASED
                                COMPANIES       INVESTMENT VEHICLES    OTHER ACCOUNTS    FEE ARRANGEMENTS
ALAN MASON*                 -----------------  ---------------------  ----------------  -----------------
Number of Accounts                 6                    0                    5                 N/A
Net Assets as of 7/31/09     $4,500,000,000            N/A                $525,000             N/A

-------
* Alan Mason is an employee of BGFA and BGI and has been one of the Portfolio Managers responsible for the day-to-day management of the LifePath Master Portfolios since September 2009.


Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.


Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of December 31, 2008 (except as noted below).



                                     NUMBER OF OTHER ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES
                                     MANAGED BY PORTFOLIO MANAGER    AGGREGATE OF TOTAL ASSETS
DAGMAR NIKLES                       ------------------------------  --------------------------
Registered Investment Companies                  N/A                           N/A
Other Pooled Investment Vehicles                 N/A                           N/A
Other Accounts                                   N/A                           N/A


                                     NUMBER OF OTHER ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES
                                     MANAGED BY PORTFOLIO MANAGER    AGGREGATE OF TOTAL ASSETS
LESLIE GAMBON                       ------------------------------  --------------------------
Registered Investment Companies                  N/A                           N/A
Other Pooled Investment Vehicles                 N/A                           N/A
Other Accounts                                   N/A                           N/A


                                     NUMBER OF OTHER ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES
                                     MANAGED BY PORTFOLIO MANAGER    AGGREGATE OF TOTAL ASSETS
ALAN MASON*                         ------------------------------  --------------------------
Registered Investment Companies                  N/A                           N/A
Other Pooled Investment Vehicles                 N/A                           N/A
Other Accounts                                   N/A                           N/A

-------
*     Information is as of July 31, 2009.


The descriptions of Portfolio Manager remuneration set out below are effective as of December 31, 2008 unless otherwise indicated.


As of December 31, 2008, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after granted. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.


If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.


Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.


Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may have been "notionally invested" in funds managed by BGI, which means that the final award amount was increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.


A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


As of December 31, 2008 (except as noted below), the Portfolio Managers beneficially owned interests in each of the LifePath Portfolios that invest in Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:



LIFEPATH RETIREMENT PORTFOLIO
                                                        $10,001     $50,001    $100,001    $500,001    OVER
                                  NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
                                 ------  ------------  ---------  ----------  ----------  ----------  -----
Dagmar Nikles                    x
Leslie Gambon                    x
Alan Mason*                      x




LIFEPATH 2020 PORTFOLIO
                                                  $10,001     $50,001    $100,001    $500,001    OVER
                            NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
                           ------  ------------  ---------  ----------  ----------  ----------  -----
Dagmar Nikles              x
Leslie Gambon              x
Alan Mason*                x

LIFEPATH 2030 PORTFOLIO
                                                  $10,001     $50,001    $100,001    $500,001    OVER
                            NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
                           ------  ------------  ---------  ----------  ----------  ----------  -----
Dagmar Nikles              x
Leslie Gambon              x
Alan Mason*                x


LIFEPATH 2040 PORTFOLIO
                                                  $10,001     $50,001    $100,001    $500,001    OVER
                            NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
                           ------  ------------  ---------  ----------  ----------  ----------  -----
Dagmar Nikles              x
Leslie Gambon              x
Alan Mason*                x


LIFEPATH 2050 PORTFOLIO(1)
                                                     $10,001     $50,001    $100,001    $500,001    OVER
                               NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
                              ------  ------------  ---------  ----------  ----------  ----------  -----
Dagmar Nikles                 x
Leslie Gambon                 x
Alan Mason*                   x

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.
*     Information is as of July 31, 2009.




Determination of Net Asset Value

The net asset value (the "NAV") for each LifePath Portfolio is calculated by deducting all of the LifePath Portfolio's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the LifePath Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each LifePath Portfolio reserves the right to calculate its NAV to more than two decimal places.


The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The net asset value of each Master Portfolio is calculated based on the assets of the Master Portfolio, including the Underlying Funds in which the Master Portfolio invests. In calculating a Master Portfolio's net asset value, the Master Portfolio's investments in the Underlying Funds that are ETFs are generally valued using market valuations. A market valuation generally means a valuation
(i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of other Underlying Funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The registration statements for the Underlying Funds include descriptions of the methods for valuing the Underlying Funds' investments, including a description of the circumstances in which the investments of the Underlying Funds that are not money market funds would be valued using fair value pricing and the effects of using fair value pricing, and for determining their net asset value. BGFA may use various pricing services or discontinue the use of any pricing service. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees.

Purchase, Redemption and Pricing of Shares

TERMS OF PURCHASE AND REDEMPTION. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the New York Stock Exchange (the "NYSE") is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
 Each LifePath Portfolio reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio's closing time will be executed on the next business day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.


IN-KIND PURCHASES. Payment for shares of a LifePath Portfolio may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio or its Master Portfolio or an Underlying Fund in which the Master Portfolio invests; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such LifePath Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each LifePath Portfolio immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.


SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Trust may suspend the right of redemption or postpone redemption payments for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit. Each LifePath Portfolio reserves the right to suspend investors' rights of redemption and to delay delivery of redemption proceeds, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.


DECLARATION OF TRUST PROVISIONS REGARDING REDEMPTIONS AT OPTION OF TRUST. As provided in the Declaration of Trust, the Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a shareholder to supply a taxpayer identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to him.



Portfolio Transactions

Since each LifePath Portfolio invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.


GENERAL. BGFA assumes general supervision over placing orders on behalf of each Master Portfolio, including shares of ETFs and other Underlying Funds, for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back-office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio or Underlying Fund will not necessarily be paying the lowest spread on commission available.


BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or LifePath Portfolio shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.


Purchases and sales of fixed-income securities for Underlying Funds usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Underlying Funds do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. A Master Portfolio's or Underlying Fund's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio or Underlying Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio or Underlying Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio or Underlying Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio or Underlying Fund. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio or Underlying Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio or Underlying Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios and Underlying Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of the corresponding LifePath Portfolio.


BROKERAGE COMMISSIONS. Each Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer - the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.


The table below sets forth the brokerage commissions paid by each Master Portfolio for the fiscal years noted:



                                         FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
MASTER PORTFOLIO                             12/31/2006           12/31/2007          12/31/2008
--------------------------------------  -------------------  -------------------  ------------------
LifePath Retirement Master Portfolio          $ 17,694             $10,313             $ 24,659
LifePath 2020 Master Portfolio                $110,233             $80,576             $148,789
LifePath 2030 Master Portfolio                $ 95,985             $73,738             $130,637
LifePath 2040 Master Portfolio                $ 82,053             $62,630             $119,334
LifePath 2050 Master Portfolio(1)               N/A                  N/A               $  1,655

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.


SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2008, none of the Master Portfolios in which each LifePath Portfolio invests owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents.



FREQUENT TRADING IN PORTFOLIO SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").


Each LifePath Portfolio may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. MIP's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.


The Trust's Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investments in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.


BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries will be required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.



Distributions and Taxes

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold LifePath Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.


The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the LifePath Portfolios, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each LifePath Portfolio and Underlying Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Code as long as such qualification is in the best interests of the LifePath Portfolio's shareholders. Each LifePath Portfolio will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each LifePath Portfolio, even though each LifePath Portfolio is a series of a trust. Furthermore, each LifePath Portfolio separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.


In order to qualify as a regulated investment company under the Code, each LifePath Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the Code. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each LifePath Portfolio must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the LifePath Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the LifePath Portfolio's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the LifePath Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a LifePath Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.


In addition, each LifePath Portfolio generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A LifePath Portfolio generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a LifePath Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a LifePath Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the LifePath Portfolio and its shareholders will be treated as if the LifePath Portfolio paid the distribution by December 31 of the calendar year in which it was declared. Each LifePath Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a LifePath Portfolio will not be subject to U.S. federal income taxation.


If, in any taxable year, a LifePath Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements described above, the LifePath Portfolio would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the LifePath Portfolio's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the LifePath Portfolio may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the LifePath Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the LifePath Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the LifePath Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.


EXCISE TAX. A 4% non-deductible excise tax will be imposed on each LifePath Portfolio to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each LifePath Portfolio intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a LifePath Portfolio will not be subject to the excise tax.


CAPITAL LOSS CARRY-FORWARDS. A LifePath Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A LifePath Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the LifePath Portfolios do not expect to distribute any such capital gains. The LifePath Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2008, the LifePath Portfolios had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:



                                      EXPIRING
PORTFOLIO                            12/31/2016
---------------------------------  -------------
  LifePath Retirement Portfolio    $   880,743
  LifePath 2020 Portfolio          $ 6,148,057
  LifePath 2030 Portfolio          $13,708,408
  LifePath 2040 Portfolio          $11,136,351
  LifePath 2050 Portfolio(1)            -

-------
(1)   LifePath 2050 Portfolio commenced operations on June 30, 2008.


EQUALIZATION ACCOUNTING. Each LifePath Portfolio may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a LifePath Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a LifePath Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a LifePath Portfolio's total returns, it may reduce the amount that the LifePath Portfolio would otherwise distribute to continuing shareholders by reducing the LifePath Portfolio's required distribution amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the LifePath Portfolios, and thus the use of this method may be subject to IRS scrutiny.


INVESTMENT THROUGH MASTER PORTFOLIOS. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a related Master Portfolio. Each Master Portfolio is treated as a non-publicly-traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the related Master Portfolio, as disregarded from the LifePath Portfolio) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly-traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the related LifePath Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF UNDERLYING FUND INVESTMENTS. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Underlying Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.


If an Underlying Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, usually at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.


If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.


Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Certain transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the Code, are excepted from the mark-to-market rule and the "60%/40%" rule.


Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to an Underlying Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.


Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the Code, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to an Underlying Fund that had not engaged in such transactions.


If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Underlying Fund's taxable year, the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Underlying Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.


The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.


"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Underlying Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.


An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.


Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.


In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying

Fund without corresponding current cash receipts. Although the Underlying Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual U.S. federal income tax on certain dividends and so may be taxable as ordinary income.


TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a LifePath Portfolio's earnings and profits, described above, are determined at the end of the LifePath Portfolio's taxable year and are allocated PRO RATA to distributions made throughout the entire year. All distributions paid out of a LifePath Portfolio's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the LifePath Portfolio, generally are deemed to be taxable distributions and must generally be reported on each LifePath Portfolio shareholder's U.S. federal income tax return. Distributions in excess of a LifePath Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's LifePath Portfolio shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A LifePath Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.


In general, assuming that each LifePath Portfolio has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a LifePath Portfolio and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders. Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the LifePath Portfolio's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the LifePath Portfolio and the shareholders.


A distribution that is attributable to qualified dividend income of a LifePath Portfolio that is paid by the LifePath Portfolio to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the LifePath Portfolio held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Distributions designated by a LifePath Portfolio as a capital gain dividend will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the LifePath Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held the LifePath Portfolio shares. Each LifePath Portfolio will designate capital gain dividends, if any, in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


SALES OF LIFEPATH PORTFOLIO SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in LifePath Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if LifePath Portfolio shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such LifePath Portfolio shares for more than one year at the time of the sale.


Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares. If a shareholder receives a capital gain dividend with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend.


Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of a LifePath Portfolio of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases exempt from this requirement but, under current guidance, shareholders of regulated investment companies are not exempt. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


FOREIGN TAXES. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the LifePath Portfolio would be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio could pass through to its shareholders on a PRO RATA basis foreign income and similar taxes paid by the LifePath Portfolio, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the LifePath Portfolios expects to qualify for this election.


FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividends is 15%; and (iv) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.


The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends, and long-term capital gains is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


BACK-UP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("back-up withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to back-up withholding, or the IRS notifies the LifePath Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to back-up withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase for taxable years beginning after December 31, 2010.


TAX-DEFERRED PLANS. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares unless the acquisition of the LifePath Portfolio shares was debt-financed. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, LifePath Portfolio dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.


A plan participant whose retirement plan invests in a LifePath Portfolio, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable


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as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, may apply to accounts maintained as qualified retirement plans. All prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding LifePath Portfolio shares through a tax-advantaged plan or account.


CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on the LifePath Portfolio's distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisers and financial planners.


FOREIGN SHAREHOLDERS. With respect to taxable years of a LifePath Portfolio beginning before January 1, 2010, certain distributions, if designated by a LifePath Portfolio as "interest-related dividends," that are generally attributable to the LifePath Portfolio's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the LifePath Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each LifePath Portfolio may choose to designate any interest-related dividends in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a LifePath Portfolio, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.


In general, a foreign shareholder's capital gains realized on the disposition of LifePath Portfolio shares, capital gain distributions and, with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the LifePath Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to certain taxable years of a LifePath Portfolio before January 1, 2010, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the LifePath Portfolios do not expect LifePath Portfolio shares to constitute U.S. real property interests, a portion of a LifePath Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a LifePath Portfolio may choose to designate as such in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year generally attributable to its net short-term capital gain.


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If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, LifePath Portfolio shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). With respect to estates of decedents dying before January 1, 2010, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, LifePath Portfolio shares are not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the LifePath Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the LifePath Portfolio that are "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bear to the total assets of the LifePath Portfolio. In general, no U.S. federal gift tax will be imposed on gifts of LifePath Portfolio shares made by foreign shareholders.


The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.


Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.



Capital Stock

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of __ separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds. Except to the extent the 1940 Act expressly grants to shareholders the power to vote on such termination(s), the Trust, or any series (or class) thereof, may be terminated at any time by the Trustees with written notice to the shareholders.


Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Portfolio's fundamental investment policies.


VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio's fundamental investment policy would be voted upon only by shareholders of that LifePath Portfolio. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a LifePath Portfolio is effective as to that LifePath Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each LifePath Portfolio and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.


Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a LifePath Portfolio, as an interestholder in the Master Portfolio, or the LifePath Portfolio's shareholders, see "Management - Master/Feeder Structure."


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In accordance with the Trust's declaration of trust, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Covered LifePath Portfolios to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another LifePath Portfolio. For example, as the target year of a Covered LifePath Portfolio (as set forth in its name) approaches, the Board of Trustees may authorize that Covered Portfolio to merge into or consolidate with the LifePath Retirement Portfolio without shareholder approval of either constituent LifePath Portfolio. "Covered LifePath Portfolios" are the LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath 2050 Portfolio and any LifePath Portfolios commencing operations in the future.


The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.


DIVIDENDS AND DISTRIBUTIONS. Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.


MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.


The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described in "Voting."



Additional Information on the LifePath Portfolios

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the LifePath Portfolios at BGIFunds@barclaysglobal.com.


The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the LifePath Portfolios' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.


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Financial Statements

The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2008 for each LifePath Portfolio and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 6, 2009. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.


The unaudited interim financial statements, including the schedule of investments and financial highlights for the LifePath Portfolios for the six-month period ended June 30, 2009, are included in each LifePath Portfolio's Form N-CSRS (SEC File No.0000893818) as filed with the SEC on September 8, 2009 and are hereby also incorporated by reference. The unaudited interim financial statements reflect all adjustments, which in the opinion of BGFA, are necessary to a fair statement of the results for the interim period ended June 30, 2009. The unaudited interim financial statements for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.



Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National AMT-Free Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, "shares") or the ability of the Standard & Poor's Indexes to track general stock performance. Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.


The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.


The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.


The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares

JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.


The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.


The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the "FTSE Licensor Parties"). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index and/or the figure at which the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, and BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/
NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.


The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Index Funds") are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Index Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Index Funds. The Barclays Capital Index Funds' underlying indexes (the "Underlying Indexes") are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Index Funds. Barclays Capital has no obligation to take the needs of BGFA or the owners of shares of the Barclays Capital Index Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of the iShares Trust or the marketing or trading of shares of the Barclays Capital Index Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares of the Barclays Capital Index Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.


BGFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                   APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS


Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.


Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.


Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


The descriptions below relate to corporate bonds and are not applicable to the other types of securities.


MOODY'S INVESTORS SERVICE, INC.


AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP


AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.


A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC: An obligation rated CC is currently highly vulnerable to nonpayment.


C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


COMMERCIAL PAPER


S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.


A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH RATINGS


INVESTMENT-GRADE BOND RATINGS


AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


HIGH YIELD BOND RATINGS


BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.


B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

NOTES TO RATINGS


"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "B," or to short-term ratings other than "F-l."



"NR" indicates that Fitch does not rate the issuer or issue in question.


"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


BGF-SAI-LP____

                         BARCLAYS GLOBAL INVESTORS FUNDS
                          FILE NOs. 33-54126; 811-07332

                                     PART C

                                OTHER INFORMATION

                                                                Amendment No. 78

Item 23. Exhibits

Exhibit                                              Description
---------   ----------------------------------------------------------------------------------------------
(a)         Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006, is incorporated herein by reference to Barclays Global Investors Funds' ("Registrant")
            Post-Effective Amendment No. 59, filed April 30, 2007 ("PEA No. 59").

(a)(1)      Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated
            December 11, 2007, is incorporated herein by reference to the Registrant's Post-Effective
            Amendment No. 62, filed December 27, 2007 ("PEA No. 62").

(b)         Amended and Restated By-Laws, dated November 17, 2006, are incorporated herein by reference to PEA No. 59.

(c)         Article IV of the Amended and Restated By-Laws, dated November 17, 2006, is incorporated herein by reference to PEA No. 59.

(d)         Not applicable.

(e)(1)      Distribution Agreement between Registrant and SEI Investments Distribution Co. ("SEI") on
            behalf of the Funds, dated March 31, 2003, is incorporated herein by reference to the
            Registrant's Post-Effective Amendment No. 42, filed May 1, 2003.

(e)(2)      Amended Schedule I, dated September 3, 2009, to the Distribution Agreement between Registrant and SEI is filed herein.

(f)         Not applicable.

(g)(1)      Custody Agreement between Registrant and Investors Bank & Trust Company ("IBT")/1/ on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to the Registrant's
            Post-Effective Amendment No. 22, filed July 30, 1999 ("PEA No. 22").

(g)(2)      Amendment to Custody Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 57, filed
            March 2, 2006 ("PEA No. 57").

(g)(3)      Amendment to Custody Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

(g)(4)      Amended Schedule A, dated March 26, 2008, to Custody Agreement between Registrant and IBT/1/
            is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 66,
            filed April 29, 2008 ("PEA No. 66").

(h)(1)      Transfer Agency and Service Agreement between Registrant and IBT/1/ on behalf of the Funds, dated February 27, 1998, is incorporated herein by reference to PEA No. 22.

(h)(2)      Amendment to Transfer Agency and Service Agreement, effective June 1, 2001, between
            Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(3)      Amendment to Transfer Agency and Service Agreement, effective September 1, 2004, between
            Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(4)      Amendment to Transfer Agency and Service Agreement, dated July 8, 2005, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(5)      Amendment to Transfer Agency and Service Agreement, effective January 1, 2006, between
            Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

(h)(6)      Appendix A, dated March 26, 2008, to Transfer Agency and Service Agreement between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 66.

(h)(7)      Amended and Restated Shareholder Servicing Plan, with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto, dated March 26, 2008, is incorporated herein by reference to PEA No. 66.

(h)(8)      Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the
            Funds and their relevant classes as listed in Schedule 1 thereto, dated September 3, 2009, is filed herein.

(h)(9)(A)   Amended and Restated Administration Agreement between Registrant and Barclays Global
            Investors, N.A. ("BGI"), dated May 1, 2006, is incorporated herein by reference to the
            Registrant's Post-Effective Amendment No. 58, filed April 28, 2006 ("PEA No. 58").

(h)(9)(B)   Amended Appendix A, dated September 3, 2009, to the Amended and Restated Administration
            Agreement between the Registrant and BGI is filed herein.

(h)(9)(C)   Amended Appendix B, dated November 18, 2008, to the Amended and Restated Administration
            Agreement between the Registrant and BGI is incorporated herein by reference to Exhibit
            (h)(9)(B) to the Registrant's Post-Effective Amendment No. 67, filed November 21, 2008.

(h)(10)     Master Administration Fee Waiver Agreement between Registrant and BGI, dated September 1,
            2006, is incorporated herein by reference to PEA No. 59.

(h)(11)     Schedule A, dated March 19, 2009, to Master Administration Fee Waiver Agreement between
            Registrant and BGI is incorporated herein by reference to the Registrant's Post-Effective
            Amendment No. 71, filed April 30, 2009 ("PEA No. 71").

(h)(12)     Sub-Administration Agreement among Registrant, BGI, and IBT/1/ on behalf of the Funds, dated
            October 21, 1996, is incorporated herein by reference to the Registrant's Post-Effective
            Amendment No. 14, filed June 30, 1997.

(h)(13)     Amendment to Sub-Administration Agreement, effective December 31, 2002, among Registrant, BGI and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(14)     Amendment to Sub-Administration Agreement, effective September 1, 2004, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 58.

(h)(15)     Amendment to Sub-Administration Agreement, effective January 1, 2006, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(h)(16)     Amendment to Sub-Administration Agreement, effective January 1, 2007, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(h)(17)     Revised Master Fee Schedule, dated January 1, 2006, to each of the Sub-Administration,
            Custody and Transfer Agency and Service Agreements between Registrant and IBT is incorporated herein by reference to PEA No. 59.

(h)(18)     Service Agreement between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated
            ("Merrill Lynch") on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 15, filed June 30, 1998 ("PEA No.
            15").

(h)(19)     Financial Services Agreement between Registrant and Merrill Lynch on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to PEA No. 15.

(h)(20)     License Agreement, dated January 1, 2003, between Standard & Poor's and BGI is incorporated herein by reference to PEA No. 57.

(h)(21)     Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and BGI is incorporated herein by reference to PEA No. 59.

(h)(22)     Schedule A, dated May 15, 2008, to Securities Lending Agency Agreement between Registrant and BGI is filed herein.

(h)(23)     Independent Expense Waiver Agreement among Registrant, Master Investment Portfolio ("MIP"),
            BGI and Barclays Global Fund Advisors ("BGFA"), dated March 19, 2009, is incorporated herein by reference to PEA No. 71.

(h)(24)     Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(h)(25)     Schedule I, dated March 26, 2008, to the Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 66.

(h)(26)     Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(h)(27)     Schedule I, dated March 26, 2008, to the Form of Sub-Distribution Agreement between
            Registrant and SEI is incorporated herein by reference to PEA No. 66.

(i)         Opinion and Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP) is filed herein.

(j)         Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is
            filed herein.

(k)         Not applicable.

(l)         Not applicable.

(m)(1)      Distribution Plan, dated March 2, 2005, is incorporated herein by reference to PEA No. 57.

(m)(2)      Appendix A, dated September 3, 2009, to the Distribution Plan is filed herein.

(n)(1)      Amended and Restated Rule 18f-3 Multi-Class Plan, dated September 3, 2009, is filed herein.

(n)(2)      Appendix A, dated September 3, 2009, to the Rule 18f-3 Multi-Class Plan is filed herein.

(p)(1)      Joint Code of Ethics of Registrant and MIP, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(2)      Code of Ethics of BGFA, dated June 1, 2005, is incorporated herein by reference to PEA No.
            57.

(p)(3)      Code of Ethics of SEI, dated January 2004, is incorporated herein by reference to the
            Registrant's Post-Effective Amendment No. 56, filed April 29, 2005.

(q)         Powers of Attorney for A. John Gambs, Wendy Paskin-Jordan, Mary G. F. Bitterman, Lee T.
            Kranefuss, H. Michael Williams, Hayne E. Leland, Jeffrey M. Lyons and Leo Soong are
            incorporated herein by reference to PEA 71.

Item 24.    Persons Controlled by or Under Common Control with Registrant

The chart below identifies persons who, as of September 30, 2009, are controlled by or who are under common control with a Fund (or Fund class). For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Each of the companies listed below is organized under the laws of the State of Delaware.

                                                                              Percentage of
                                     Person Controlled by or under Common        Voting
      Fund or Fund Class                  Control with the Registrant          Securities
--------------------------------   ----------------------------------------   -------------
        Bond Index Fund                   Bond Index Master Portfolio             100%
                                               400 Howard Street
                                            San Francisco, CA 94105

LifePath(R) Retirement Portfolio       LifePath Retirement Master Portfolio        50%
                                               400 Howard Street
                                            San Francisco, CA 94105

   LifePath 2010 Portfolio(R)             LifePath 2010 Master Portfolio           49%
                                               400 Howard Street
                                            San Francisco, CA 94105

   LifePath 2020 Portfolio(R)             LifePath 2020 Master Portfolio
                                               400 Howard Street                   52%
                                            San Francisco, CA 94105

                                                                              Percentage of
                                     Person Controlled by or under Common        Voting
      Fund or Fund Class                  Control with the Registrant          Securities
--------------------------------   ----------------------------------------   -------------
   LifePath 2030 Portfolio(R)             LifePath 2030 Master Portfolio
                                               400 Howard Street                   50%
                                            San Francisco, CA 94105

   LifePath 2040 Portfolio(R)             LifePath 2040 Master Portfolio           52%
                                               400 Howard Street
                                             San Francisco, CA 94105

   LifePath(R) 2050 Portfolio             LifePath 2050 Master Portfolio           35%
                                               400 Howard Street
                                             San Francisco, CA 94105

 Government Money Market Fund      Government Money Market Master Portfolio
                                               400 Howard Street                  100%
                                            San Francisco, CA 94105

Institutional Money Market Fund          Money Market Master Portfolio
                                               400 Howard Street                   96%
                                            San Francisco, CA 94105

    Prime Money Market Fund           Prime Money Market Master Portfolio          93%
                                               400 Howard Street
                                            San Francisco, CA 94105

  Treasury Money Market Fund        Treasury Money Market Master Portfolio
                                               400 Howard Street                   96%
                                            San Francisco, CA 94105

Item 25. Indemnification.

     Section 10.02 of the Registrant's Amended and Restated Agreement and Declaration of Trust provides:

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered
     Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:
     (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either
     (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26. Business and Other Connections of Investment Adviser.

     The Funds currently do not retain an investment adviser. The MIP Master Portfolio in which a given Fund invests is advised by BGFA, a wholly-owned subsidiary of BGI, located at 400 Howard Street, San Francisco, California 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984, and updated thereafter, and is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                                 July 15, 1982
SEI Liquid Asset Trust                                 November 29, 1982
SEI Tax Exempt Trust                                   December 3, 1982
SEI Institutional Managed Trust                        January 22, 1987
SEI Institutional International Trust                  August 30, 1988
The Advisors' Inner Circle Fund                        November 14, 1991
The Advisors' Inner Circle Fund II                     January 28, 1993
Bishop Street Funds                                    January 27, 1995
SEI Asset Allocation Trust                             April 1, 1996
SEI Institutional Investments Trust                    June 14, 1996
Oak Associates Funds                                   February 27, 1998
CNI Charter Funds                                      April 1, 1999
iShares, Inc.                                          January 28, 2000
iShares Trust                                          April 25, 2000
Optique Funds, Inc.                                    November 1, 2000
Causeway Capital Management Trust                      September 20, 2001
SEI Opportunity Fund, LP                               October 1, 2003
The Arbitrage Funds                                    May 17, 2005
The Turner Funds                                       January 1, 2006
ProShares Trust                                        November 14, 2005
Community Reinvestment Act Qualified Investment Fund   January 8, 2007
SEI Alpha Strategy Portfolios, LP                      June 29, 2007
TD Asset Management USA Funds                          July 25, 2007
SEI Structured Credit Fund, LP                         July 31, 2007
Wilshire Mutual Funds, Inc.                            July 12, 2008
Wilshire Variable Insurance Trust                      July 12, 2008
Forward Funds                                          August 14, 2008
Global X Funds                                         October 24, 2008
Veritas Funds                                          January 16, 2009

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                     Position and Office                                             Positions and Offices
Name                 with Underwriter                                                   with Registrant
------------------   -------------------------------------------------------------   ----------------------
William M. Doran     Director                                                                 --
Edward D. Loughlin   Director                                                                 --
Wayne M. Withrow     Director                                                                 --
Kevin Barr           President & Chief Executive Officer                                      --
Maxine Chou          Chief Financial Officer, Chief Operations Officer & Treasurer            --
John Munch           General Counsel & Secretary                                              --
Karen LaTourette     Chief Compliance Officer, Anti-Money Laundering
                     Officer & Assistant Secretary                                            --
Mark J. Held         Senior Vice President                                                    --
Lori L. White        Vice President & Assistant Secretary                                     --
Robert Silvestri     Vice President                                                           --
John Coary           Vice President & Assistant Secretary                                     --
John Cronin          Vice President                                                           --

(c)  Not applicable.

Item 28. Location of Accounts and Records.

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (collectively, "Records") at the offices of State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, Massachusetts 02116.

     (b) BGFA and BGI maintain all Records relating to their services as adviser to the MIP Master Portfolios and administrator, respectively, at 400 Howard Street, San Francisco, California 94105.

     (c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     (d) State Street maintains all Records relating to its services as sub-administrator, transfer agent and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29. Management Services.

     Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     Not applicable.

/1/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides sub-administrative, custodial and transfer agency services for the Funds.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, Barclays Global Investors Funds (the "Registrant") certifies that it duly caused this Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, to be signed on behalf of the Registrant by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 30th day of October, 2009.

                                       BARCLAYS GLOBAL INVESTORS FUNDS


                                       By /s/ Jack Gee
                                          --------------------------------------
                                          Jack Gee
                                          Treasurer
                                          (Chief Financial Officer)

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                       Date
---------                      -----                       ----


       *
----------------------------   Trustee and President       October 30, 2009
H. Michael Williams            (Chief Executive Officer)


       *
----------------------------   Trustee                     October 30, 2009
Mary G.F. Bitterman


       *
----------------------------   Trustee                     October 30, 2009
A. John Gambs


       *
----------------------------   Trustee                     October 30, 2009
Hayne E. Leland


       *
----------------------------   Trustee                     October 30, 2009
Jeffrey M. Lyons


       *
----------------------------   Trustee                     October 30, 2009
Lee T. Kranefuss


       *
----------------------------   Trustee                     October 30, 2009
Wendy Paskin-Jordan


       *
----------------------------   Trustee                     October 30, 2009
Leo Soong

/s/ Jack Gee
----------------------------   Treasurer                   October 30, 2009
Jack Gee                       (Chief Financial Officer)


By: /s/ Jack Gee
    ------------------------
    Jack Gee *

* As Attorney-in-Fact pursuant to the powers of attorney, each dated March 19, 2009, incorporated herein by reference to PEA No. 71, filed April 30, 2009.

                                   SIGNATURES

     This Registration Statement on Form N-1A of Barclays Global Investors Funds (the "Registrant") contains certain disclosures regarding series of the Master Investment Portfolio (the "Trust"). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Registrant to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on October 30, 2009. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                     MASTER INVESTMENT PORTFOLIO


                                     By /s/ Jack Gee
                                        ----------------------------------------
                                        Jack Gee
                                        Treasurer
                                        (Chief Financial Officer)

     This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on October 30, 2009. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature                      Title                       Date
---------                      -----                       ----


       *
----------------------------   Trustee and President       October 30, 2009
H. Michael Williams            (Chief Executive Officer)


       *
----------------------------   Trustee                     October 30, 2009
Mary G.F. Bitterman


       *
----------------------------   Trustee                     October 30, 2009
A. John Gambs


       *
----------------------------   Trustee                     October 30, 2009
Hayne E. Leland


       *
----------------------------   Trustee                     October 30, 2009
Jeffrey M. Lyons


       *
----------------------------   Trustee                     October 30, 2009
Lee T. Kranefuss


       *
----------------------------   Trustee                     October 30, 2009
Wendy Paskin-Jordan


       *
----------------------------   Trustee                     October 30, 2009
Leo Soong

/s/ Jack Gee
----------------------------   Treasurer                   October 30, 2009
Jack Gee                       (Chief Financial Officer)


By: /s/ Jack Gee
    ------------------------
    Jack Gee *

* As Attorney-in-Fact pursuant to the powers of attorney, each dated March 19, 2009, incorporated herein by reference to PEA No. 71, filed April 30, 2009.

Exhibit Index

  (e)(2)    Amended Schedule I, dated September 3, 2009, to the Distribution Agreement between Registrant and SEI.

  (h)(8)    Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the
            Funds and their relevant classes as listed in Schedule 1 thereto, dated September 3, 2009.

(h)(9)(B)   Amended Appendix A, dated September 3, 2009, to the Amended and Restated Administration
            Agreement between the Registrant and BGI.

 (h)(22)    Schedule A, dated May 15, 2008, to Securities Lending Agency Agreement between Registrant and
            BGI.

   (i)      Opinion and Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP).

   (j)      Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

  (m)(2)    Appendix A, dated September 3, 2009, to the Distribution Plan.

  (n)(1)    Amended and Restated Rule 18f-3 Multi-Class Plan, dated September 3, 2009.

  (n)(2)    Appendix A, dated September 3, 2009, to the Rule 18f-3 Multi-Class Plan.